                                              1933 ACT REGISTRATION NO. 33-14737
                                              1940 ACT REGISTRATION NO. 811-5155

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 14
                                     -AND-
                       REGISTRATION STATEMENT UNDER THE
                    INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 15

                           VAN ECK/CHUBB FUNDS, INC
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 212-687-5200
              (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)

          THOMAS ELWOOD, ESQ. - VAN ECK ASSOCIATES CORPORATION
                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

             COPY TO: PHILIP NEWMAN, ESQ., GOODWIN PROCTER & HOAR LLP
                  EXCHANGE PLACE, BOSTON, MASSACHUSETTS 02109
      __________________________________________________________________

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


 [ ]   IMMEDIATELY UPON FILING PURSUANT   [ ]  ON (DATE) PURSUANT TO
       TO PARAGRAPH (B)                         PARAGRAPH (B)

 [X]   60 DAYS AFTER FILING PURSUANT TO   [ ]  ON MAY 1, 1998 PURSUANT TO
        PARAGRAPH (A)(1)                        PARAGRAPH (A)(1)

 [ ]   75 DAYS AFTER FILING PURSUANT TO   [ ]  ON (DATE) PURSUANT TO
        PARAGRAPH (A)(2)                        PARAGRAPH (A)(2) OF RULE 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT

             ____________________________________________________


Title of Securities Being Registered: Common Stock, $.01 par value, of Van Eck/Chubb Capital Appreciation Fund, Van Eck/Chubb Global Income Fund, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund and Van Eck/Chubb Total Return Fund.

                  ___________________________________________

                              VAN ECK/CHUBB FUNDS, INC.
                              CROSS-REFERENCE PAGE
                   PURSUANT TO RULE 501 (B) OF REGULATION S-K
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                                   FORM N-1A
PART A
ITEM NO.                                LOCATION IN PROSPECTUS
--------                                ----------------------

1.  Cover Page                          Cover Page

2.  Synopsis                            Transaction Data

3.  Condensed Financial Information     Financial Highlights

4.  General Description of Registrant   Other Investments, Investment Policies,
                                        Investment Techniques and Risks.

5.  Management of the Fund              Management of the Fund;


6.  Capital Stock and Other Securities  Dividends and Capital Gains; Taxes;


7.  Purchase of Securities Being
    Offered                             How to buy, sell, exchange or Transfer
                                        shares

8.  Redemption or Repurchase            How to buy, sell, exchange or Transer
                                        shares

9.  Pending Legal Proceedings           N/A


PART B                                  LOCATION IN STATEMENT
ITEM NO.                                ADDITIONAL INFORMATION
--------                                ----------------------

10. Cover Page                          Cover Page

11. Table of Contents                   Table of Contents

12. General Information and History     N/A

13. Investment Objectives and Policies  Investment Objectives and Policies of
                                        the Funds; Investment Restrictions;
                                        Portfolio Transactions and Brokerage


14. Management of the Fund              Directors and Officers

15. Control Persons and Principal       Directors and Officers
    Holders of Securities

PART B                                  LOCATION IN STATEMENT
ITEM NO.                                ADDITIONAL INFORMATION
--------                                ----------------------


16. Investment Advisory and Other       Investment Advisory Services;The
    Services                            Distributor; Directors and Officers;
                                        Additional Information

17. Brokerage Allocation and Other      Portfolio Transactions and Brokerage
    Practices

18. Capital Stock and Other Securities  General Information

19. Purchase, Redemption and Pricing    Valuation of Shares; Exchange
    of Securities Being Offered         Privilege; Tax-Sheltered Retirement
                                        Plans; Investment Programs;
                                        Redemptions in Kind

20. Tax Status                          Taxes

21. Underwriters                        The Distributor

22. Calculation of Performance Data     Performance

23. Financial Statements                Financial Statements

YOUR INVESTMENT DEALER IS:





For more detailed information, see the Statement of Additional Information
(SAI), which is incorporated by reference into this prospectus. For free copies of SAIs, annual or semi-annual reports...

* Call Van Eck at 1-800-826-1115, or visit the Van Eck website at www.vaneck.com.

*    Go to the Public Reference Room of the Securities and Exchange Commission.

* Call the SEC at 1-800-SEC-0330, or write to them at the Public Reference Room, Washington, D.C. 20549-6009, and ask them to send you a copy. There is a fee for this service.

*    Download documents from the SEC's website at www.sec.gov

* The Funds' annual report includes a discussion of market conditions and investment strategies that significantly affected the Funds' last year.

Van Eck Global [LOGO]

Transfer Agent: DST Systems, Inc.
P.O. Box 418407
Kansas City, Missouri 64141
1-800-544-4653

                           SEC REGISTRATION NUMBER: 811-04297

--------------------------------------------------------------------------------

                               Van Eck Chubb Funds

--------------------------------------------------------------------------------

                                   PROSPECTUS
                                   May 1, 1999


                                    [GRAPHIC]


                            Capital Appreciation Fund

                               Global Income Fund

                           Government Securities Fund

                             Growth and Income Fund

                                 Tax-Exempt Fund

                                Total Return Fund



These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has endorsed the accuracy or adequacy of this prospectus. Any claim to the contrary is against the law.


                         THE VAN ECK PARTNERSHIP SERIES

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

I.    THE FUNDS                                                             2

INCLUDES A PROFILE OF EACH FUND, ITS INVESTMENT STYLE AND
PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED
AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING
QUARTERS; AND EXPENSES.

     CAPITAL APPRECIATION FUND                                              2
     GLOBAL INCOME FUND                                                     5
     GOVERNMENT SECURITIES FUND                                             8
     GROWTH AND INCOME FUND                                                11
     TAX-EXEMPT FUND                                                       14
     TOTAL RETURN FUND                                                     17

II.   ADDITIONAL INVESTMENT STRATEGIES                                     20

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

III.  SHAREHOLDER INFORMATION                                              24

HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE; HOW TO CHOOSE A CLASS OF SHARES; YOUR PRICE PER SHARE; SALES CHARGES; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES; AND MANAGEMENT OF THE FUNDS.

IV.   FINANCIAL HIGHLIGHTS                                                 36

TABLES THAT SHOW PER SHARE EARNINGS, EXPENSES, AND PERFORMANCE
OF EACH FUND.

--------------------------------------------------------------------------------

I.  The Funds
--------------------------------------------------------------------------------

INCLUDES A PROFILE OF EACH FUND, ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

1. VAN ECK/CHUBB CAPITAL APPRECIATION FUND PROFILE

OBJECTIVE
The Capital Appreciation Fund seeks long-term appreciation by investing primarily in equity securities of companies that the Adviser believes will have for long-term capital appreciation. The Fund may generate some income, but income is not a primary investment objective.

PRINCIPAL POLICIES
The Fund intends to invest at least 80% of assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock. The Fund intends to invest at least 65% of assets in companies with market capitalizations between $500 million and $2.5 million ("small- to mid-cap" companies). The Fund's Adviser looks for stocks that are not widely recognized by the market, focusing on their appreciation potential, low price to earnings ratio and low price to book value.

The Fund invests in bonds, but only in those rated in the three highest categories by nationally recognized debt rating organizations. The Fund may invest in unrated bonds that, in the opinion of the Adviser, are comparable to bonds rated in the three highest categories.

The Fund primarily invests in domestic securities, and it may invest as much as 20% of assets in equity and debt securities of foreign issuers, either exchange-traded or traded over the counter.

PRINCIPAL RISKS
Small- and mid-cap company stocks can, in the Adviser's opinion, provide greater growth potential than stocks of larger, more established companies. Small- and mid-cap stocks carry greater risk of price fluctuation, too. An investment in the Fund may result in the loss of principal.



2    VAN ECK/CHUBB FUNDS PROSPECTUS

                                             I. THE FUNDS / CAPITAL APPRECIATION
--------------------------------------------------------------------------------

Van Eck/Chubb Capital Appreciation Fund Performance
--------------------------------------------------------------------------------


This chart shows the historic annual total return of Class A shares of Van Eck/Chubb Capital Appreciation Fund (before sales charges) since Fund inception on 9/1/95. Sales loads or account fees are not reflected, if these were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 12/31/98) was 14.58%. The lowest performing quarter (ended 9/30/98) was -35.08%.

--------------------------------------------------------------------------------
Van Eck/Chubb Capital Appreciation Fund
Class A Shares Annual Total Returns%

As of December 31


                   -12.76          27.79            27.53             4.60

30%
    --------------------------------------------------------------------------


    --------------------------------------------------------------------------

20%
    ==========================================================================


    --------------------------------------------------------------------------

10%
    --------------------------------------------------------------------------


    --------------------------------------------------------------------------

                       98             97               96              95*


--------------------------------------------------------------------------------


Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges or operating expenses. Past performance does not guarantee or predict future results.

--------------------------------------------------------------------------------
Van Eck/Chubb Capital Appreciation Fund
1-Year and Life of Fund Performance
Plus a Comparison to the S&P 400 Midcap Index*

As of December 31

                                      1 Year         Life of Fund

Class A Shares                        -16.92%            11.02%

Class B Shares                          NA              -27.15%

S&P 400 Midcap Index                   19.07%            22.28% +

--------------------------------------------------------------------------------

* The S&P 400 Midcap Index consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends re-invested.

+    Life of Class A Shares


                                           VAN ECK/CHUBB FUNDS PROSPECTUS      3

--------------------------------------------------------------------------------

Van Eck/Chubb Capital Appreciation Fund Expenses
--------------------------------------------------------------------------------


This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.

--------------------------------------------------------------------------------
Van Eck/Chubb Capital Appreciation Fund
Shareholder Transaction Expenses

                                                  CLASS A           CLASS B
Sales Charges

Maximum Sales Charge (% of offering price)          4.75%              .00%

Contingent Deferred Sales Charge

  (Redemption Charge)                                0.0%             5.00%


Annual Fund Operating Expenses (% of net assets)

Management/Administration Fees                      0.65%              .65%
12b-1 Fees (Shareholder Servicing Fees)              .50%             1.00%
Other Expenses                                      -.47%            19.04%

Total Fund Operating Expenses(*)                    1.62%            20.69%
--------------------------------------------------------------------------------

(*)  After fee waiver.

     Without this waiver, Total Fund Operating Expenses for A shares would have been 1.25% and 1.75% for Class B shares.


The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual return and expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost


                                                  CLASS A          CLASS B
--------------------------------------------------------------------------------

1 year                                             $ 632          $ 2,407

3 years                                            $ 962          $ 5,270

5 years                                          $ 1,314          $ 7,176

10 years                                         $ 2,306          $ 9,947

--------------------------------------------------------------------------------



4    VAN ECK/CHUBB FUNDS PROSPECTUS

                                               I. THE FUNDS / GLOBAL INCOME FUND
--------------------------------------------------------------------------------
2.  VAN ECK/CHUBB GLOBAL INCOME FUND PROFILE

OBJECTIVE
The Global Income Fund seeks high current income and capital appreciation by investing primarily in debt securities (bonds) of domestic and foreign issuers.

PRINCIPAL POLICIES
The Fund intends to invest at least 65% of assets in bonds and debentures issued by domestic and foreign governments (and their agencies and subdivisions), supranational entities like the World Bank, the Asian Development Bank, the European Investment Bank, and the European Community. At least 75% of the Fund's debt securities will be rated investment grade or higher by Standard & Poor's Corporation (S&P) or Moody's Investor's Service, Inc. (Moody's). The Fund may invest in unrated bonds that, in the opinion of the Adviser, are comparable to investment grade bonds. The Fund will invest no more than 25% of assets in bonds rated lower than investment grade.

The Fund will invest in three areas: The United States, developed foreign countries, and emerging markets (all countries except the U.S., Canada, Japan, Australia, New Zealand, and most countries in Western Europe). Under normal conditions, the Fund will invest at least 65% of assets in at least three different countries, including the U.S.

The average maturity of debt securities in the Fund will fluctuate according to the Adviser's best judgment.

PRINCIPAL RISKS
The Fund normally invests in a variety of issues, but it is classified as "non-diversified" under the Act. At times, the Fund may invest substantially all its assets in one or two countries, for example. Fund shares may be more volatile than the shares of a diversified bond fund. An investment in the Fund may result in the loss of principal.


                                                VAN ECK/CHUBB FUNDS PROSPECTUS 5

--------------------------------------------------------------------------------

Van Eck/Chubb Global Income Fund Performance
--------------------------------------------------------------------------------

This chart shows the historic annual total return of Class A shares of Van Eck/Chubb Global Income Fund since Fund inception on 9/1/95. Sales loads or account fees are not reflected, if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 12/31/95) was 3.53%. The lowest performing quarter (ended 3/31/97) was -7.83%.

--------------------------------------------------------------------------------
Van Eck/Chubb Global Income Fund
Class A Shares Annual Total Returns

As of December 31


                   15.00            0.01              5.97           3.26

--------------------------------------------------------------------------------

30%
================================================================================

20%
--------------------------------------------------------------------------------

10%
================================================================================


--------------------------------------------------------------------------------

                     98               97               96              95*


--------------------------------------------------------------------------------

*   Inception 9/1/95 to 12/31/95



Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges or operating expenses. Past performance does not guarantee or predict future results.

--------------------------------------------------------------------------------
Van Eck/Chubb Global Income Fund
1-Year and Life of Fund Performance
Plus a Comparison to the SSB World Government Bond Index*

As of December 31

                                  1 Year           Life of Fund

Class A Shares                      9.54%              5.59%

Class B Shares                        NA               5.96%

SSB World Gov't. Bond Index        15.31%              7.19%+

--------------------------------------------------------------------------------

* The Salomon Smith Barney (SSB) World Government Bond Index is a market capitalization weighted benchmark that tracks the performance of 18 world government bond markets. Each has a total market capitalization of eligible issues of at least US $20 billion and Euro 15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

+    Life of CLass A Shares


6    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                   I. THE FUNDS / GLOBAL INCOME
--------------------------------------------------------------------------------

VAN ECK/CHUBB GLOBAL INCOME FUND EXPENSES
--------------------------------------------------------------------------------

This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.


--------------------------------------------------------------------------------
Van Eck/Chubb Global Income Fund
Shareholder Transaction Expenses

                                                  CLASS A         CLASS B
Sales Charges
Maximum Sales Charge (% of offering price)          4.75%            .00%
Contingent Deferred Sales Charge
  (Redemption Charge)                                0.0%           5.00%

Annual Fund Operating Expenses (% of net assets)
Management/Administration Fees                       .65%            .65%
12b-1 Fees (Shareholder Servicing Fees)              .50%           1.00%
Other Expenses                                       .41%         127.44%

Total Fund Operating Expenses*                      1.56%         129.09%

--------------------------------------------------------------------------------

* After fee waiver Total Fund Operating Expenses for A shares would have been 1.35% and 1.85% for class B shares.


The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost


                                        CLASS A        CLASS B
--------------------------------------------------------------------------------
1 year                                  $  626           **
3 years                                 $  944           **
5 years                                 $1,285           **
10 years                                $2,243           **

--------------------------------------------------------------------------------

**  Expenses would exceed the value of the investment.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS     7

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


3. VAN ECK/CHUBB GOVERNMENT SECURITIES FUND PROFILE

OBJECTIVE
The Government Securities Fund seeks as high a level of high current income as is possible while maintaining the safety of principal.

PRINCIPAL POLICIES
The Fund invests in U.S. Treasury bills, notes and bonds, plus a number of debt obligations issued by agencies or instrumentalities of the U.S. Government. These include 1) Government National Mortgage Association mortgage-backed pass-through certificates ("Ginnie Maes"); 2) mortgage-backed pass-through securities of the Federal Home Loan Mortgage Corporation; 3) debt of each of the Federal Home Loan Banks; 4) pass-through debt certificates issued by the Federal National Mortgage Association ("Fannie Maes"); and other types of mortgage-backed securities issued by Government entities.

PRINCIPAL RISKS
The value of the debt securities held by the Fund will drop as interest rates go up or as mortgage-backed securities are pre-paid. The value of the Fund's securities will go up as interest rates fall. While the United States Government currently provides financial support to government-sponsored agencies and instrumentalities, there is no guarantee that it will continue to do so, and it is not required to by law.


8    VAN ECK/CHUBB FUNDS PROSPECTUS

                                            I. THE FUNDS / GOVERNMENT SECURITIES
--------------------------------------------------------------------------------

Van Eck/Chubb Government Securities Fund Performance
--------------------------------------------------------------------------------


This chart shows the historic total return of Class A shares of Van Eck/Chubb Government Securities Fund (before sales charges). Sales loads or account fees are not reflected, if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest yielding quarter (ended 6/30/89) was 2.37%. The lowest performing quarter (ended 3/31/92) was -7.86%.

--------------------------------------------------------------------------------
Van Eck/Chubb Government Securities Fund
Class A Shares Total Return%

As of December 31


     7.40    9.43    3.19   17.50   -3.34   9.29    7.44   15.97    8.90   14.47
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
10%
    ============================================================================

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
     98      97      96      95      94     93      92      91      90      89

--------------------------------------------------------------------------------


Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges. Past performance does not guarantee or predict future results.


--------------------------------------------------------------------------------
Van Eck/Chubb Government Securities Fund
1-Year, 5-Year and 10-Year Performance
Plus a Comparison to the Lehman Brothers Government Bond Index(*)

As of December 31

                                   1 Year           5 Year          10 Year

Class A Shares                      2.30%            5.59%           8.34%

Class B Shares                       .62% +             NA              NA

Lehman Brothers Gov't. Bond Index   9.85%            7.18%           9.17%

--------------------------------------------------------------------------------

(*) The Lehman Brothers Government Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon and total return are reported on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

 +   Inception 4/29/98

                                            VAN ECK/CHUBB FUNDS PROSPECTUS     9

--------------------------------------------------------------------------------

Van Eck/Chubb Government Securities Fund Expenses
--------------------------------------------------------------------------------


This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.


--------------------------------------------------------------------------------
Van Eck/Chubb Government Securities Fund
Shareholder Transaction Expenses

                                              CLASS A             CLASS B
Sales Charges
Maximum Sales Charge                            4.75%                .00%
  (% of offering price)
Contingent Deferred Sales Charge
  (Redemption Charge)                            0.0%               5.00%

Annual Fund Operating Expenses (% of net assets)
Management/Administration Fees                   .65%                .65%
12b-1 Fees (Shareholder Servicing Fees)          .50%               1.00%
Other Expenses                                   .46%               2.40%

Total Fund Operating Expenses*                  1.61%               4.05%

--------------------------------------------------------------------------------

* After fee waiver. Total Fund Operating Expenses for A shares would have been 1.00% and 1.50% for Class B shares.

The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost


                                         CLASS A             CLASS B
--------------------------------------------------------------------------------
 1 year                                  $  631              $  907

 3 years                                 $  959              $1,632

 5 years                                 $1,309              $2,274

 10 years                                $2,295              $4,248

--------------------------------------------------------------------------------


10    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                I. THE FUNDS / GROWTH AND INCOME
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

4. VAN ECK/CHUBB GROWTH AND INCOME FUND PROFILE

OBJECTIVE
The Growth and Income Fund seeks long-term growth by investing in a wide range of equity securities (stocks) that will appreciate in value and generate a reasonable level of current income.

PRINCIPAL POLICIES
The Fund intends to invest at least 80% of assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock. The Adviser primarily looks for stocks with the potential for capital growth, based upon low price to earnings ratio and low price to book value. The Adviser intends to invest at least 60% of Fund assets in securities that have paid interest or dividends in the past 12 months.

The Fund invests primarily in the United States. The Fund may sometimes invest up to 20% of its assets in foreign equity and debt securities, including exchange-traded and over-the counter foreign issues, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). Any of these securities may be traded either in the U.S. or in foreign markets.

PRINCIPAL RISKS
The prices of the securities in the Growth and Income Fund tend to go up and down more than the prices of securities in other Funds in this prospectus. The Fund's share price, therefore, may swing more, both short- and long-term, than the share prices of the other Funds. An investment in the Fund may lose money.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    11

--------------------------------------------------------------------------------

Growth and Income Fund Performance
--------------------------------------------------------------------------------


This chart shows the historic annual total return of Class A shares of Van Eck/Chubb Growth and Income Fund (before sales charges). Sales loads or account fees are not reflected, if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 12/31/98) was 13.07%. The lowest performing quarter (ended 9/30/98) was -28.32%.

--------------------------------------------------------------------------------
Growth and Income Fund
Class A Shares Annual Total Returns%

As of December 31

    -0.19   25.85   22.50   35.52   -4.26   15.29   6.84   33.48   -3.36   32.08

30%
    ----------------------------------------------------------------------------
20%
    ----------------------------------------------------------------------------
10%
    ============================================================================

    ----------------------------------------------------------------------------
     98      97      96      95      94      93     92      91      90      89

--------------------------------------------------------------------------------


Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges or operating expenses. Past Performance does not guarantee or predict future results.

--------------------------------------------------------------------------------
Growth and Income Fund
1-Year, 5-Year and 10-Year Fund Performance
Plus a Comparison to the S&P 500 Index(*)

As of December 31

                                      1 Year           5 Year       10 Year

Class A Shares                         -4.91%           13.70%        14.86%

Class B Shares                        -16.87% +            NA            NA

S&P 500 Index                          28.57%           24.05%        19.19%

--------------------------------------------------------------------------------

(*) The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial, and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+    Inception 4/29/98


12       VAN ECK/CHUBB FUNDS PROSPECTUS

                                  I. THE FUNDS / VAN ECK/CHUBB GROWTH AND INCOME
--------------------------------------------------------------------------------

Van Eck/Chubb Growth and Income Fund Expenses
--------------------------------------------------------------------------------


This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.

--------------------------------------------------------------------------------
Van Eck/Chubb Growth and Income Fund
Shareholder Transaction Expenses

                                                  CLASS A          CLASS B
Sales Charges
Maximum Sales Charge                                4.75%             0%
  (% of offering price)
Contingent Deferred Sales Charge
  (Redemption Charge)                                0.0%           5.0%

Annual Fund Operating Expenses (% of net assets)
Management/Administration Fees                       .65%           .65%
12b-1 Fees (Shareholder Servicing Fees)              .50%          1.00%
Other Expenses                                       .42%           .83%

Total Fund Operating Expenses(*)                    1.57%          2.48%

--------------------------------------------------------------------------------

(*) After fee waiver Total Fund Operating Expenses for A shares would have been 1.25% and 1.75% for class B shares.


The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual return and expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost

                                         CLASS A              CLASS B
--------------------------------------------------------------------------------

1 year                                     $ 627                $ 751

3 years                                    $ 947              $ 1,173

5 years                                  $ 1,290              $ 1,521

10 years                                 $ 2,254              $ 2,816

--------------------------------------------------------------------------------


                                         VAN ECK/CHUBB FUNDS PROSPECTUS       13

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


5. VAN ECK/CHUBB TAX-EXEMPT FUND PROFILE

OBJECTIVE
The Tax-Exempt Fund seeks a stable level of current income which is exempt from Federal income taxes, while seeking to preserve capital through investing primarily in investment-grade tax-exempt securities.

PRINCIPAL POLICIES
The Fund intends to invest at least 80% of assets in tax-exempt securities, under normal market conditions. Obligations on which interest is treated as an item of tax preference for purposes of the alternative minimum tax are not counted as "tax-exempt securities," and are not part of the 80% tax-exempt part of the Fund's portfolio. The Fund invests primarily in municipal bonds or notes rated in the four highest categories by Moody's and S&P, and in short-term tax-exempt instruments rated in the three highest categories by Moody's or S&P. The Fund may also invest in unrated obligations that the Adviser considers of equal quality to these ratings.

Of the Fund's assets invested in tax-exempts, under most normal circumstances, at least 65% will be rated in the top three categories by Moody's or S&P or another ratings agency, or will be of comparable quality.

PRINCIPAL RISKS
Fund distributions of income from taxable securities and capital gains, if any, are taxable. All Fund distributions are subject to State or local taxes, if applicable. Fund shares may rise in value when interest rates fall, or fall in value when interest rates rise. An investment in the Fund may lose money.


14    VAN ECK/CHUBB FUNDS PROSPECTUS

                                         I. THE FUNDS / VAN ECK/CHUBB TAX-EXEMPT
--------------------------------------------------------------------------------

Van Eck/Chubb Tax-Exempt Fund Performance
--------------------------------------------------------------------------------


This chart shows the historic annual yield of Class A shares of Van Eck/Chubb Tax-Exempt Fund (after sales charges). Sales loads or account fees are not reflected, if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended to 6/30/89) was 3.17%. The lowest performing quarter (ended 3/31/94) was -9.43%.

--------------------------------------------------------------------------------
Van Eck/Chubb Tax-Exempt Fund
Class A Shares Annual Total Returns %

As of December 31

      6.00   8.73   4.01    15.88  -5.97   12.42    9.19    10.71   5.10   11.58

      --------------------------------------------------------------------------
 10%
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
  0%
      --------------------------------------------------------------------------

      ==========================================================================
-10%
      --------------------------------------------------------------------------

      98      97      96      95      94     93      92      91      90      89

--------------------------------------------------------------------------------


Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges or operating expenses. Past performance does not guarantee or predict future results.

--------------------------------------------------------------------------------
Van Eck/Chubb Tax-Exempt Fund
1-, 5-, and 10-Year Performance
Plus a Comparison to Lehman Brothers Municipal Bond Index(*)

As of December 31

                                  1 Year           5 Year          10 Year

Class A Shares                      0.94%           4.46%           7.09%

Class B Shares                      0.10%+             NA              NA

Lehman Bros. Municipal Bond Index   6.48%           6.23%           8.22%

--------------------------------------------------------------------------------

(*) The Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark of municipal bonds selected to represent the overall municipal market. The bonds in the index are investment grade and geographically unrestricted.

 +   Inception 4/29/98


                                       VAN ECK/CHUBB FUNDS PROSPECTUS        15

--------------------------------------------------------------------------------

Van Eck/Chubb Tax-Exempt Fund Expenses
--------------------------------------------------------------------------------


This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.

--------------------------------------------------------------------------------
Van Eck/Chubb Tax-Exempt Fund
Shareholder Transaction Expenses

Sales Charges                                         CLASS A        CLASS B
Maximum Sales Charge                                   4.75%              0%
  (% of offering price)
Contingent Deferred Sales Charge
  (Redemption Charge)                                   0.0%            5.0%

Annual Fund Operating Expenses (% of net assets)
Management/Administration Fees                          .65%            .65%
12b-1 Fees (Shareholder Servicing Fees)                 .50%           1.00%
Other Expenses                                          .48%         116.19%

Total Fund Operating Expenses*                         1.63%         117.84%
--------------------------------------------------------------------------------

* After fee waiver. Total Fund Operating Expenses for A shares would have been 1.00% and 1.50% for Class B shares.


The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost

                                         CLASS A        CLASS B
--------------------------------------------------------------------------------

1 year                                     $ 633           **

3 years                                    $ 965           **

5 years                                   $ 1,319          **

10 years                                  $ 2,316          **

--------------------------------------------------------------------------------

**   Expenses would exceed the value of the investment


16    VAN ECK/CHUBB FUNDS PROSPECTUS

                                       I. THE FUNDS / VAN ECK/CHUBB TOTAL RETURN
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


6. VAN ECK/CHUBB TOTAL RETURN PROFILE

OBJECTIVE
The Total Return Fund seeks to produce the high total return from income and capital appreciation, consistent with reasonable risk, by investing in income-producing equity and debt securities.

PRINCIPAL POLICIES
The Fund intends to invest between 30% and 70% of assets in equity securities and in bonds, notes, warrants, or preferred stocks that can be exchanged for or converted into common stocks. The rest of the portfolio will normally be invested in U.S. Government and corporate bonds.

The Fund's Adviser primarily looks for stocks with the potential for capital growth, emphasizing low price to earnings ratio and low price to book value. The Fund invests only in corporate bonds rated Baa or BBB by Moody's, S&P or other ratings agencies, or in unrated bonds of equal quality, in the Adviser's opinion. The Adviser expects that the average maturity of the Fund's bond portfolio will not exceed 15 years.

The Fund invests primarily in the United States. The Fund may sometimes invest up to 20% of its assets in foreign equity and debt securities, including exchange-traded and over-the counter foreign issues, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). Any of these securities may be traded either in the U.S. or in foreign markets.

PRINCIPAL RISKS
Fund shares are subject to ordinary market risk, and you may expect their price to rise and fall. The Fund's bond portfolio will tend to rise in value when interest rates fall and fall in value when interest rates rise. The Fund seeks to reduce volatility and principal risk by blending equity and debt investments, but overall Fund performance will depend on the Adviser's ability to time the investment mix and to react to changing market conditions. An investment in the Fund may lose money.

                                            VAN ECK/CHUBB FUNDS PROSPECTUS    17

--------------------------------------------------------------------------------

Van Eck/Chubb Total Return Performance
--------------------------------------------------------------------------------


This chart shows the historic annual total return of Class A shares of Van Eck/Chubb Total Return Fund (after sales charges). Sales loads or account fees are not reflected, if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 12/31/98) was 5.68%. The lowest performing quarter (ended 9/30/98) was -18.20%.

--------------------------------------------------------------------------------
Van Eck/Chubb Total Return
Class A Share Annual Total Returns

As of December 31

     2.73  24.09   17.04   30.13   -4.21   14.04    7.11   29.23   -0.51   25.47

30%
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
20%
    ============================================================================
10%
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

      98     97      96      95      94      93      92      91      90      89

--------------------------------------------------------------------------------


Fund performance is shown with sales charges subtracted. The Index's performance does not reflect sales charges or operating expenses. Past performance does not guarantee or predict future results.

--------------------------------------------------------------------------------
Van Eck/Chubb Total Return
1-, 5-, and 10-Year Performance
Plus a Comparison to the S&P 500 Index(*)

As of December 31

                                     1 Year          5 Year           10 Year

Class A Shares                       -2.16%          12.10%            13.33%

Class B Shares                      -10.66%+             NA                NA

S&P 500 Index                        28.57%          24.05%            19.19%
--------------------------------------------------------------------------------

(*) The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial, and transportation). It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+    Inception 4/29/98


18       VAN ECK/CHUBB FUNDS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

Van Eck/Chubb Total Return Expenses
--------------------------------------------------------------------------------


This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. Sales charges may decline as you buy more shares, or when you take part in certain investment programs. (See Chapter III, "Shareholder Information.") The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.

--------------------------------------------------------------------------------
Van Eck/Chubb Total Return Fund
Shareholder Transaction Expenses

Sales Charges                                         CLASS A      CLASS B
Maximum Sales Charge                                   4.75%            0%
  (% of offering price)
Contingent Deferred Sales Charge
  (Redemption Charge)                                   0.0%          5.0%

Annual Fund Operating Expenses (% of net assets)
Management/Administration Fees                          .65%          .65%
12b-1 Fees (Shareholder Servicing Fees)                 .50%         1.00%
Other Expenses                                          .10%          .10%

Total Fund Operating Expenses(*)                       1.25%         1.75%

--------------------------------------------------------------------------------

* After fee waiver. Total Fund Operating Expenses for A shares would have been 1.25% and 1.75% for class B shares.


The table above shows the expenses you would pay on a hypothetical $10,000 investment. The example presumes an average annual return of 5% with redemption at the end of each time period. This illustration is hypothetical. In a real investment, your actual expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
Expense Example
What a $10,000 investment would actually cost

                                        CLASS A                 CLASS B
--------------------------------------------------------------------------------

1 year                                     $631                    $799

3 years                                   $ 959                 $ 1,315

5 years                                 $ 1,309                 $ 1,757

10 years                                 $2,295                 $ 3,280
--------------------------------------------------------------------------------


                                        VAN ECK/CHUBB FUNDS PROSPECTUS       19

--------------------------------------------------------------------------------

II. Additional Investment Strategies
--------------------------------------------------------------------------------


OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

MARKET RISK

An investment in any of the Funds involves "market risk"--the risk that securities prices may go up or down.

OTHER INVESTMENT TECHNIQUES AND RISK

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

Funds              All

Definition         Asset-backed securities backed by pools of mortgages.
                   CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders, represent pools of consumer loans unrelated to mortgages.

Risk               Mortgage holders often refinance when interest rates fall;
                   reinvestment of prepayments at lower rates can reduce the yield of the CMO. Reduced CMO yields can adversely affect the overall yield of the Fund.

EQUITY SECURITIES

Funds Capital Appreciation Fund, Global Income Fund, Growth and Income Fund, Total Return Fund

Definition         Equity securities (usually, "stocks") represent shares of
                   ownership in companies.

Risk Equity securities of small- and mid-size companies may fluctuate more in price than equities of large companies, because small companies may have limited product lines, or may depend on the expertise of a few people, or may have limited financial resources. Conversely, such securities can offer the opportunity for greater growth than large-company stocks.


20    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


DERIVATIVES

Funds             All

Definition        A derivative is a security that derives its current value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index.
                  The Funds use derivatives, either on their own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--that is called
                  "hedging." The Funds also invest in derivatives for their investment value.

                  Kinds of derivatives include, but are not limited to: forward contracts, futures contracts, options and swaps. The Funds will not commit more than 5% of assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

Risks Derivatives bear special risks, by their very nature. First, the Fund Advisers must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage"--by borrowing--an unanticipated price move might result in the Fund losing more than its original investment.

                  For a complete discussion of the kinds of derivatives the Funds use, and of their risks, please see the SAI.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    21

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


FOREIGN SECURITIES, DEPOSITARY RECEIPTS

Funds Capital Appreciation Fund, Global Income Fund, Growth and Income Fund, Total Return Fund

Definition           Securities issued by foreign companies, traded in foreign
                     currencies, or issued by companies with most of their business interests in foreign countries. For purposes of this definition, Depositary Receipts--obligations traded on more established exchanges, denominated in larger currencies, representing foreign issues--are considered foreign securities.

Risk Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing-- than American accounting practice. Foreign regulation of stock exchanges may be inadequate or irregular.

                     Some of these risks may be reduced when Funds invest indirectly in foreign issues via American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares
                     (GDSs), and securities of foreign investment funds or trusts, including passive foreign investment companies. These vehicles are traded on larger, recognized exchanges and in stronger, more recognized currencies.


22    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


NON-DIVERSIFICATION

Funds                Global Income Fund

Definition           Under a definition provided by the Investment Company Act
                     of 1940, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries.

Risk Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds.


LOANS OF PORTFOLIO SECURITIES

Funds                Global Income Fund

Definition           The Funds may lend their securities, up to one-third of the value of their portfolios, to broker-dealers. Broker-dealers must collateralize (secure) these borrowings in full with cash, U.S. Government securities, or high-quality letters of credit.

Risk If a broker-dealer breaches its agreement either to pay for the loan, to pay for the securities, or to return the securities, the Fund may lose money.


LOW RATED OR UNRATED DEBT SECURITIES

Funds                Global Income Fund

Definition           Debt securities, foreign and domestic, rated "below
                     investment grade" by ratings services.

Risk In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. By definition, they involve more risk of default than do higher-rated issues. The Fund may invest up to 25% of its assets in these securities.



================================================================================
Year 2000

---------------

The Adviser's computer systems or the systems of other service providers could have difficulties processing and calculating date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the problem in its own computers and to obtain assurances that comparable steps are being taken by the Fund's service providers. However, there can be no assurance that these steps will avoid any adverse impact on the Funds.

Similarly, the companies in which the Funds invest could be adversely affected by this issue. The ability of the company to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be suficient to avoid an adverse impact on the Funds.
================================================================================


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    23

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


RESTRICTED SECURITIES

Funds                All

Definition           Securities not registered under the Securities Act of 1933, as amended ("the Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule
                     144A under the Act ("Rule 144A securities").

Risk Because these securities are not registered or priced via regular exchanges, a Fund may not be able to sell them when it wants to, or may have to sell them for a reduced price.


REVERSE REPURCHASE AGREEMENTS

Funds                Global Income Fund

Definition           The Fund sells portfolio securities and agrees to
                     repurchase them at a certain price on a certain date. At the same time, the Fund opens an account with the Custodian containing cash or securities equal in value to the securities in the reverse repurchase agreement.

Risk The securities set aside to collateralize the reverse repurchase agreement may decline in value during the time of the agreement. The counterparty to the repurchase agreement may go bankrupt or become insolvent, which would delay closing the agreement and tie up money in the interim.


24    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


WHEN-ISSUED DEBT SECURITIES

Funds                Government Securities Fund, Tax-Exempt Fund

Definition           Government debt securities issued at a fixed price and
                     interest rate, but delivered and paid for some time later.

Risk Principal and interest of a when-issued security may vary during the waiting period so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund limits when-issued securities purchases to no more than 10% of its assets.


                                                  VAN ECK/CHUBB PROSPECTUS    25

--------------------------------------------------------------------------------

III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE, HOW TO CHOOSE A CLASS OF SHARES; YOUR PRICE PER SHARE; SALES CHARGES; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES; AND MANAGEMENT OF THE FUNDS. (SEE THE SAI FOR ADDITIONAL INFORMATION.)


1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

Through a broker or agent

We recommend that you use a broker or agent to buy, sell, exchange, or transfer shares for you. The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.

Through the Transfer Agent,
DST Systems, Inc. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Funds' mailing address at DST is:
        Van Eck Global
        P.O. Box 418407
        Kansas City, MO 64141

For overnight delivery:
        Van Eck Global
        210 W. 10th St., 8th Fl.
        Kansas City, MO 64105

To telephone the Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

PURCHASE BY MAIL
To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see "Retirement Plans" for details). For further details, see the application or call Account Assistance.

TELEPHONE REDEMPTION--PROCEEDS BY CHECK
1-800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.


26    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


EXPEDITED REDEMPTION--PROCEEDS BY WIRE
1-800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.


WRITTEN REDEMPTIONS

Your written redemption (sale) request must include:

*   Fund and account number

* Number of shares or dollar amount to be redeemed, or a request to sell "all shares"

* Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST

* Special instructions, including bank wire information or special payee or address

A signature guarantee for each account holder will be required if:

*   The redemption is for $50,000 or more

*   The redemption amount is wired

*   The redemption amount is paid to someone other than the registered owner

*   The redemption amount is sent to an address other than the address of record

*   The address of record has been changed within the past 30 days

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.


CHECK WRITING
If your account has the optional Redemption by Check Privilege, you can write checks against your account for a minimum of $250 and a maximum of $5 million. This privilege is only available to Tax-Exempt Fund-A, Government Securities Fund-A, and Global Income Fund-A shareholders and must be established in advance by Application. For further details, see the Application or call Account Assistance.

TELEPHONE EXCHANGE 1-800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between Van Eck/Chubb Funds and Van Eck Funds of the same Class without any additional sales charge. (Shares originally purchased into the Van Eck U.S. Government Money Fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.)

Exchanges of Class B shares are exempt from the redemption sales charge, which is taken only at the time of redemption and applicable to the Fund originally purchased. All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    27

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


WRITTEN EXCHANGES
Written requests for exchange must include:

*   The fund and account number to be exchanged out of

*   The fund to be exchanged into

* Directions to exchange "all shares" or a specific number of shares or dollar amount

* Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST

For further details regarding exchanges, please see the applicable information in "Telephone Exchange" on the preceding page.

TRANSFER OF OWNERSHIP
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

LIMITS AND RESTRICTIONS
Market Timing Limits
Van Eck has a policy of discouraging short-term trading, particularly by market-timers, and may limit or reject purchase orders and exchanges at its discretion. Shareholders are limited to six exchanges per calendar year. Although not generally imposed, each Fund has the ability to redeem its shares "in kind" by making payment in securities instead of dollars. For further details, contact Account Assistance.

Unauthorized Telephone Requests
Like most financial organizations, Van Eck, the Funds and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Funds, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.


28    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Automatic Services

Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at current offering price to establish the Plan. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

Minimum purchase and account size
An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program.

If the size of your account falls below 50 shares after the initial purchase, each Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.


How Fund shares are priced

The Funds buy or sell their shares at their net asset value, or NAV, per share. The Funds calculate NAV every day the New York Stock Exchange (NYSE) is open, as of the close of the NYSE, which is normally 4:00 p.m. Eastern Time. There are some exceptions, including these:

* You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated on the next available open day of the NYSE.

* Some NAV determinations depend on calculating the value of securities which may be traded on foreign exchanges or over-the-counter. These securities may be unavailable for a price quote during NYSE operating hours.

The Funds value their assets at fair market value, when price quotes are available. Otherwise, the Funds' Board of Directors determines fair market value in good faith.


2. HOW TO CHOOSE A SHARE CLASS

The Funds offer Class A and Class B Shares. Separate share classes allow you to choose the type of sales charge and 12b-1 fee schedule that is best for you. Class B Shares automatically convert to Class A Shares eight years after each individual purchase. You, with your broker or agent, should review "Sales Charges," "Plan of Distribution (12b-1 Plan)," and the Fund's per share expenses in "I. The Funds" and "IV. Financial Highlights" in this prospectus before choosing a share class.

*   Class A Initial sales charge at time of purchase.

* Class B Contingent Deferred Sales Charge (CDSC) at time of redemption. The CDSC decreases yearly until it becomes zero in the seventh year.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    29

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


3. SALES CHARGES

----------------------------------------------------------------------------------------------------------------------------
Class A Shares Sales Charges
Capital Appreciation Fund, Global Income Fund, Government Securities Fund, Growth and Income Fund,
Tax-Exempt Fund and Total Return Fund

                                       Sales Charge as a Percentage of           Discount to Brokers or Agents
Dollar Amount of Purchase            Offering Price    Net Amount Invested     as a Percentage of Offering Price*
Less than $100,000                          4.75%             5.0%                             4.00%

$100,000 to $249,999                        3.75%             3.9%                             3.15%

$250,000 to $499,999                        2.50%             2.6%                             2.00%

$500,000 to $999,999                        2.00%             2.0%                             1.65%

$1,000,000 and over                         None**

----------------------------------------------------------------------------------------------------------------------------

* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

** For any single purchase of $1 Million or more of Class A shares, the Distributor may pay a finder's fee to eligible brokers and agents. For details, contact the Distributor.

----------------------------------------------------------------------------------------------------------------------------
Class B Shares Sales Charges
Capital Appreciation Fund, Global Income Fund, Government Securities Fund, Growth and Income Fund,
Tax-Exempt Fund and Total Return Fund

Shareholders time of redemption                        Contingent Deferred Sales Charge (CDSC)
During Year One                                         5.0% of the lesser of NAV or purchase price

During Year Two                                         4.0% of the lesser of NAV or purchase price

During Year Three                                       4.0% of the lesser of NAV or purchase price

During Year Four                                        3.0% of the lesser of NAV or purchase price

During Year Five                                        2.0% of the lesser of NAV or purchase price

During Year Six                                         1.0% of the lesser of NAV or purchase price

Thereafter                                                                None

----------------------------------------------------------------------------------------------------------------------------

Class B Broker/Agent Compensation: 4% of the amount purchased at time of investment.


30      VAN ECK/CHUBB FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Reduced or Waived Sales Charges

You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term "purchase" refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. The value of shares owned by an individual in Class A, B and C of each of the Van Eck/Chubb Funds and Van Eck Funds (except for the Van Eck U.S. Government Money Fund) may be combined for a reduced sales charge in Class A shares only.

FOR CLASS A SHARES

RIGHT OF ACCUMULATION When you buy shares, the amount you buy will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level you qualify for.

COMBINED PURCHASES The combined amounts of your multiple purchases in the Funds on a single day determines the sales charge level you qualify for.

LETTER OF INTENT If you plan to make purchases in the Funds within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.

GROUP PURCHASES If you are a member of a "qualified group," you may purchase shares of the Funds at the reduced sales charge applicable to the group as a whole. A qualified group (1) has more than 10 members, (2) has existed over six months, (3) has a purpose other than acquiring fund shares at a discount, (4) and has satisfied certain other criteria, including the use of the Automatic Investment Plan. For details, contact the Distributor.

PERSONS AFFILIATED WITH VAN ECK Trustees, officers, and full-time employees (and their families) of the Funds, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

INVESTMENT ADVISERS, FINANCIAL PLANNERS AND BANK TRUST DEPARTMENTS Investment advisers, financial planners and bank trust departments that meet certain requirements and are compensated by asset-based fees may buy without a sales charge on behalf of their clients.

FOREIGN FINANCIAL INSTITUTIONS Certain foreign financial institutions that have agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors.

INSTITUTIONAL RETIREMENT PROGRAMS Certain financial institutions who have agreements with Van Eck may buy shares without a sales charge for their omnibus accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

BUY-BACK PRIVILEGE You have the one-time right to reinvest proceeds of a redemption from a Class A Fund into that Fund or another Class A Fund within 30 days without a sales charge, excluding the Van Eck U.S. Government Money Fund. Reinvestment into the same Fund within 30 days is considered a "wash sale" by the IRS and cannot be declared as a capital loss or gain for tax purposes.

MOVING ASSETS FROM ANOTHER MUTUAL FUND GROUP You may purchase shares without a sales charge with the proceeds of a redemption made within three months from another mutual fund group not managed by Van Eck or its affiliates. The shares redeemed must have paid an initial sales charge in a Class A fund. Also, the financial representative of record must be the same on the Van Eck/Chubb Fund account as for the other mutual fund redeemed.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FOR CLASS B SHARES
DEATH OR DISABILITY  The redemption sales charge may be waived upon (1) death or
(2) disability as defined by the Internal Revenue Code.

CERTAIN RETIREMENT DISTRIBUTIONS The redemption sales charge may be waived for lump sum or other distributions from IRA, Keogh, and 403(b) accounts following retirement or at age 70 1/2. It is also waived for distributions from qualified pension or profit sharing plans after termination of employment after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.

4. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use Investors Fiduciary Trust Company ("IFTC") as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

Retirement Plans Sponsored by Van Eck:

IRA
Roth IRA

Education IRA
SEP IRA

403(b)(7)
Qualified Pension Plan (Keogh)

5. TAXES

TAXATION OF DIVIDEND OR CAPITAL GAIN
DISTRIBUTIONS YOU RECEIVE
For tax-reportable accounts, distributions are normally taxable even if they are reinvested. Distributions of dividends and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates.

TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. If you redeem shares from an eligible account, you will receive an Average Cost Statement in February to assist you in your tax preparations.

An exchange of shares from one Fund to another will be treated as a sale of Fund shares. It is, therefore, a taxable event.

NON-RESIDENT ALIENS
Distributions of dividends and short-term capital gains, if any, made to non-resident aliens are subject to a 30% withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these distributions U.S. source income. Currently, the Funds are not required to withhold tax from long-term capital gains or redemption proceeds.

TAXATION OF DISTRIBUTIONS FROM
THE TAX-EXEMPT FUND
Van Eck expects that substantially all of the dividends paid by the Tax-Exempt Fund will be exempt from Federal Income taxes. Dividend distributions may be subject to state and local taxes. Some distributions of income or capital gains from taxable securities may be taxable; investors who are residents of certain states may also be subject to Alternative Minimum Tax on these distributions.

Van Eck will notify you with your 1099-DIV tax form after the end of the year regarding the tax character of your Tax-Exempt Fund distributions.


32    VAN ECK GLOBAL PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6. DIVIDENDS AND CAPITAL GAINS

If declared, dividend and capital gain distributions are generally paid on the last business day of the month of declaration. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a distribution may be made outside of the normal schedule.

--------------------------------------------------------------------------------
Dividend and Capital Gain Schedule

Fund                             Dividends and Short-Term      Long-Term
                                      Capital Gains          Capital Gains

Capital Appreciation Fund     December                       December

Global Income Fund            Monthly                        December

Government Securities Fund    Daily Accrual, paid monthly    December

Growth and Income Fund        December                       December

Tax-Exempt Fund               Monthly                        December

Total Return Fund             March/June/September/December  December
--------------------------------------------------------------------------

Dividend and Capital Gain Reinvestment Plan
Dividends and/or capital gains are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.

Divmove
You can have your cash dividends from a Class A Fund automatically invested in another Class A fund. Dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    33

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
7. MANAGEMENT OF THE FUNDS

                                       ----------------------------------------
                                                    ADMINISTRATOR
                                           Van Eck Associates Corporation,
                                         99 Park Avenue, New York, NY 10016,
                                        serves as administrator to each of the
                                       Funds, under an Administration Agreement
                                            with Van Eck/Chubb Funds, Inc.
                                       ----------------------------------------
                                                          |
                                                          |
------------------------------------                      |
            INDEPENDENT                                   |
            ACCOUNTANTS                       ---------------------------------
         Ernst & Young LLP,                           INVESTMENT ADVISER                 -----------------------------------
   787 Seventh Avenue, New York,                 Chubb Asset Managers, Inc.,                       THE COMPANY
 NY 10019, provides audit services,            15 Mountain View Road, Warren,             "The Company" is incorporated in
    consultation and advice with                 NJ  07059, a wholly owned               the state of Maryland and consists
  respect to financial information  ___________   subsidiary of The Chubb  ______________  of the Van Eck/Chubb Funds, Inc.
 in the Company's filings with the            Corporation, serves as investment          listed in this prospectus ("Funds").
  SEC, consults with the Company              adviser to the Funds. The Adviser             The Board of Directors manages
   on accounting and financial                 works under the supervision of             the Funds' business and affairs.
 reporting matters, and prepares                    the Board of Directors.              -----------------------------------
    the Company's tax returns.                ---------------------------------
------------------------------------                       |
                                                           |
                         __________________________________|___________________________________
                         |                                 |                                  |
     ---------------------------------------------         |            -----------------------------------------
                     DISTRIBUTOR                           |                            TRANSFER AGENT
     Van Eck Securities Corporation, 99 Park Ave.,         |            DST Systems, Inc., 210 West 10th Street,
      New York, NY 10016 distributes the Funds             |                8th Floor, Kansas City, MO 64105,
         and is wholly owned by the Administrator.         |              serves as the Funds' transfer agent.
     ---------------------------------------------         |            -----------------------------------------
                                                           |
                                             ---------------------------------
                                                        CUSTODIAN
                                              Citibank, N.A., 111 Wall Street,
                                                   New York, NY 10043,
                                                holds Fund securities and
                                                     settles trades.
                                             ---------------------------------


34     VAN ECK/CHUBB FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INFORMATION ABOUT FUND MANAGEMENT

INVESTMENT ADVISER

CHUBB ASSET MANAGERS, INC., is a wholly owned subsidiary of The Chubb Corporation, which ranks as one of the nation's top 15 Stock/Insurance companies, with assets exceeding $19.6 billion. The principals of the Adviser are investment personnel of Chubb & Son, a division of an affiliate of Chubb Corporation. They provide investment advice and supervision to the portfolios of The Chubb Corporation and its affiliates. Certain employees of the Adviser also provide investment services to portfolios not affiliated with Chubb.

FEES PAID TO THE ADVISER An Expense Limitation Agreement dated January 25, 1991 implemented certain expense limits between the Company, Chubb Life, the Adviser, Jefferson Pilot Investment Advisory Corporation (formerly Chubb Investment Advisory Corporation, "CIAC", the Funds' Investment Adviser until September 30,
1997) and Chubb Securities Corporation ("CSC", the Funds' Distributor until September 30, 1997).

Under this agreement, one or more of the parties to the agreement waived fees or assumed expenses for one or more of the Funds. For the fiscal year ended December 31, 1996, CIAC accepted a reduced fee of 0.25% of the average daily net assets of the Government Securities Fund, Tax-Exempt Fund, and Capital Appreciation Fund; a reduced fee of 0.35% of the average daily net assets of the Total Return Fund and the Growth and Income Fund; and a fee of 0.45% of the average daily net assets of the Global Income Fund.

For the period from January 1, 1995 to August 31, 1995, CSC waived any amount of its Rule 12b-1 Plan fees in excess of 0.20% of the average daily net asset value of the Total Return Fund, the Growth and Income Fund, the Government Securities Fund, and the Tax-Exempt Fund.

For the period September 1, 1995 through December 31, 1996, CSC waived its 12b-1 fees in excess of 0.25% of the average daily net assets of the Total Return Fund, Growth and Income Fund, Capital Appreciation Fund, and Global Income Fund; and 0.20% of the average daily net assets of the Government Securities Fund and Tax-Exempt Fund.

For the fiscal year ended December 31, 1996, Chubb Life assumed a portion of certain additional expenses of the Company.

For the year ending December 31, 1997, the rates of net expenses borne by the Funds were limited to 1.35% of the average daily net assets of the Global Income Fund, 1.25% of the average daily net assets of the Total Return Fund, Growth and Income Fund, and Capital Appreciation Fund, and 1.00% of the average daily net assets of the Government Securities Fund and Tax-Exempt Fund. For that period, the Adviser, the Administrator, the Distributor, and Jefferson Pilot Securities Corporation and Jefferson Pilot Investment Advisory Corporation, the former Distributor and Administrator, waived all or a portion of their fees and assumed a portion of all other expenses.

Currently, each Fund pays a monthly advisory fee at the annual rate of 0.20% of the first $200 million of average daily net assets, 0.19% of the next $1.1 billion, and 0.18% of assets in excess of $1.3 billion.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    35

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

CAPITAL APPRECIATION FUND:
Robert Witkoff, Senior Vice President

Mr. Witkoff has worked for the Adviser since 1988. He has 16 years of experience in investment management.

GLOBAL INCOME FUND:
Marjorie Raines, Senior Vice President; Roger Brookhouse, Senior Vice President; Emma Fishwick, Vice President.

Ms. Raines has worked for the Adviser since inception in 1987. She has 26 years of experience in investment management. Mr. Brookhouse has worked for the Adviser since 1995. He has over 20 years of experience in investment management. Ms. Fishwick has worked for the Adviser since 1997. She has 12 years of experience in investment management.

GOVERNMENT SECURITIES FUND:
Ned I. Gerstman, Senior Vice President; Paul Geyer, Vice President, Assistant Portfolio Manager

Mr. Gerstman has worked for the Adviser since inception in 1987. He has 20 years of experience in investment management. Mr. Geyer has worked for the Adviser since 1992. He has 10 years of experience in investment management.

GROWTH AND INCOME FUND AND TOTAL RETURN FUND:
Michael O'Reilly, President; Robert Witkoff, Senior Vice President

Mr. O'Reilly has worked for the Adviser since inception in 1987. He has over 30 years of experience in investment management. Mr. Witkoff has worked for the Adviser since 1988. He has 16 years of experience in investment management.

TAX-EXEMPT FUND:
Frederick Gaertner, Senior Vice President;
Thomas J. Swartz, III, Vice President

Mr. Gaertner has worked for the Adviser since 1989. He has 20 years of experience in investment management. Mr. Swartz has worked for the Adviser since 1988. He has 20 years of experience in investment management.

ADMINISTRATOR

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 serves as Administrator to each of the Funds. The Administrator performs accounting and administrative services for the Funds. For these services, each Fund pays the Administrator a monthly fee at the rate of 45% per year of the average daily net assets on the first $200 million of assets, 0.41% of the next $1.1 billion of assets, and 0.37% of assets in excess of $1.3 billion.


36    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Plan of Distribution (12b-1 Plan)

Each of the Funds has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. The Board of Directors has determined that 0.25% per year of the net assets of each Fund's Class A shares or 0.75% of the net assets of each Fund's Class B shares will be used to finance sales or promotional activities, and will be considered an asset-based sales charge. Further, 0.25% per year of the net assets of each Fund will be paid to securities dealers and others as a service fee.

For a complete description of the Plan of Distribution, please see "Plan of Distribution" in the SAI.

------------------------------------------------------
Van Eck/Chubb Funds Annual 12b-1 Schedule expressed in basis points (bps)*

                                FEE TO FUND   PAYMENT
                                             TO DEALER

Capital Appreciation Fund-A      50 bps      25 bps
Capital Appreciation Fund-B     100 bps      25 bps
Global Income Fund-A             50 bps      25 bps
Global Income Fund-B            100 bps      25 bps
Government Securities Fund-A     50 bps      25 bps
Government Securities Fund-B    100 bps      25 bps
Growth and Income Fund-A         50 bps      25 bps
Growth and Income Fund-B        100 bps      25 bps
Tax-Exempt Fund-A                50 bps      25 bps
Tax-Exempt Fund-B               100 bps      25 bps
Total Return Fund-A              50 bps      25 bps
Total Return Fund-B             100 bps      25 bps
------------------------------------------------------

* A basis point (bp) is a unit of measure in the financial industry. One bp equals .01 of 1% (1% = 100 bps).

The Company

For more information on the Company, the Directors and the officers of the Company, see "The Company" and "Directors and Officers" in the SAI.

EXPENSES Each Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Company. Many of these expenses are shown in tables in Chapter I, "The Funds," or in Chapter IV, "Financial Highlights." For a more complete description of Fund expenses, please see "Expenses" in the SAI.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    37

IV. FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR A SHORTER PERIOD IF THE FUND IS NEWER THAN THAT.

1. VAN ECK/CHUBB CAPITAL APPRECIATION FUND

-----------------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
                                                              Class A Shares
                                                                                                               Apr. 29, 1998-
                                                                                         Sept. 1, 1995-       Dec. 31, 1998 (d)
                                                     1998         1997         1996       Dec. 31, 1995 (d)       (Class B)
                                                  --------------------------------------------------------     ----------------
  Net Asset Value,
   beginning of period                              $15.59       $12.99       $10.40         $10.00                $17.68
                                                  --------      --------      -------        -------               -------
-----------------------------------------------------------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS

  Net investment Income                              (0.034)       0.005        0.067          0.037                (0.026)
  Net Gains (Losses) on
    Securities (both realized and unrealized)        (1.956)       3.565        2.796          0.422                (4.084)

-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   (1.990)       3.570        2.863          0.459                (4.120)
-----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS TO SHAREHOLDERS

  Dividends from
    Net Investment Income                              -          (0.005)      (0.067)        (0.037)                 -
  Dividends in Excess
    of Net Investment Income                           -          (0.005)        -              -                     -
  Distributions from
    Capital Gains                                    (0.690)      (0.960)      (0.206)        (0.022)               (0.690)
  Distributions in Excess
    of Capital Gains                                   -            -            -              -                     -
  Returns of Capital                                   -            -            -              -                     -

-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                (0.690)      (0.970)      (0.273)        (0.059)               (0.690)
-----------------------------------------------------------------------------------------------------------------------------------

  Net Asset Value,
   end of period                                    $12.91       $15.590      $12.99         $10.400               $12.87
                                                  ========      ========      =======        =======              =======
  Total Return (a)                                  (12.76%)      27.79%       27.53%          4.60                (23.32%)

  RATIOS TO AVERAGE NET ASSETS

  Gross Expenses (b)                                  1.62%        1.52%        1.81%          2.50% (c)            20.69% (c)
  Net Expenses                                        1.25%        1.25%        1.13%          1.25% (c)             1.75% (c)
  Net Investment Income (loss)                       (0.22%)       0.08%        0.86%          1.38% (c)            (0.60%)(c)
  Portfolio Turnover Rate                            20.94%       50.67%       41.97%          2.73%                20.94%
  Net Assets at End of Period                    $33,172,569  $41,482,081   $6,440,571     $1,596,254               $10,518
  Commission Rate  (c)                                 -          $0.0685      $0.0700          -                     -

-----------------------------------------------------------------------------------------------------------------------------------

Footnotes
---------

(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized.

(b) Does not reflect sales load. Had fees not been waived and expenses not been assumed.

(c) Annualized.

(d) Commencement of operations.


38    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                        IV. FINANCIAL HIGHLIGHTS




2. VAN ECK/CHUBB GLOBAL INCOME FUND

---------------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
                                                               Class A Shares
                                                                                                          Apr. 29, 1998-
                                                                                          Sept. 1, 1995- Dec. 31, 1998  (c)
                                                     1998         1997          1996      Dec. 31, 1995       (Class B)
                                                   ------------------------------------------------------  ----------------
  Net Asset Value,
   beginning of period                               $9.64       $10.24        $10.21        $10.00            $9.87
                                                   -------      -------       -------       -------           ------
---------------------------------------------------------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS

  Net investment Income                               0.421        0.471         0.551         0.116            0.254
  Net Gains (Losses) on
    Securities (both realized and unrealized)         0.994       (0.476)        0.030         0.210            0.810

---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.415       (0.005)        0.581         0.326            1.064
---------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS TO SHAREHOLDERS

  Dividends from
    Net Investment Income                            (0.445)      (0.398)       (0.485)       (0.116)          (0.294)
  Dividends in Excess
    of Net Investment Income                           -            -           (0.066)         -                -
  Distributions from
     Capital Gains                                   (0.290)      (0.084)         -             -              (0.290)
  Distributions in Excess
    of Capital Gains                                   -          (0.040)         -             -                -
  Returns of Capital                                   -          (0.073)         -             -                -

---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                (0.735)      (0.595)       (0.551)        (.116)          (0.584)
---------------------------------------------------------------------------------------------------------------------------------

  Net Asset Value,
   end of period                                     $10.32        $9.64        $10.24        $10.21           $10.35
                                                   ========       =======       =======       =======          ======
  Total Return (a)                                   15.00%        0.02%         5.95%         3.27%           10.96%

  RATIOS TO AVERAGE NET ASSETS

  Gross Expenses(b)                                   1.56%        1.56%         1.68%        21.4%(b)        129.09%(b)
  Net Expenses                                        1.35%        1.35%         1.23%         1.75%*           1.85%*(b)
  Net Investment Income                               4.24%        4.62%         5.49%         4.48%*           4.00%*(b)
  Portfolio Turnover Rate                            99.31%      185.95%        80.70%        14.16%*          99.31%*
  Net Assets at End of Period                    $91,209,649  $52,087,567   $12,226,878   $10,705,562           $3,602

---------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized.

(b) Does not reflect sales load. Had fees not been waived and expenses not been assumed.

(c) Commencement of operations.

*   Annualized.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    39

THE FINANCIAL HIGHLIGHTS TABLE WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR A SHORTER PERIOD IF THE FUND IS NEWER THAN THAT.



3. VAN ECK/CHUBB GOVERNMENT SECURITIES FUND

-----------------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
                                                                   Class A Shares                         Apr. 29, 1998-
                                                                                                         Dec. 31, 1998 (d)
                                                 1998         1997         1996        1995        1994       (Class B)
                                              ------------------------------------------------------------------------------
  Net Asset Value,
   beginning of period                           $10.82       $10.48       $10.78       $9.75      $10.71        $10.79
                                              ---------     --------     --------     -------    --------      --------
-----------------------------------------------------------------------------------------------------------------------------------

  INCOME FROM INVESTMENT OPERATIONS

  Net investment Income                           0.583        0.616        0.623       0.636       0.607         0.372
  Net Gains (Losses) on
    Securities (both realized and unrealized)     0.200        0.340       (0.300)      1.030      (0.960)        0.230

-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                0.783        0.956        0.323       1.666      (0.353)        0.602)
-----------------------------------------------------------------------------------------------------------------------------------

  LESS DISTRIBUTIONS TO SHAREHOLDERS

  Dividends from
    Net Investment Income                        (0.583)      (0.616)      (0.623)     (0.636)     (0.607)       (0.372)
  Dividends in Excess
    of Net Investment Income                       -            -            -           -           -             -
  Distributions from
    Capital Gains                                  -            -            -           -           -             -
  Distributions in Excess
    of Capital Gains                               -            -            -           -           -             -
  Returns of Capital                               -            -            -           -           -             -

-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.583)      (0.616)      (0.623)     (0.636)     (0.607)       (0.372)
-----------------------------------------------------------------------------------------------------------------------------------

  Net Asset Value,
   end of period                                $11.02        $10.82       $10.48      $10.78       $9.75        $11.02
                                              ========      ========     ========     =======    ========      ========
  Total Return (a)                                7.40%        9.44%        3.19%      17.50%      (3.34%)        5.62%

  RATIOS TO AVERAGE NET ASSETS
  Gross Expenses(b)                               1.61%        1.55%        1.60%       1.70%       1.71%         4.05%(c)
  Net Expenses                                    1.00%        1.00%        0.93%       1.00%       1.00%         1.50% (c)
  Net Investment Income                           5.32%        5.78%        5.94%       6.16%       5.96%         4.63% (c)
  Portfolio Turnover Rate                        14.10%       39.86%      140.94%     276.56%     113.36%        14.10%
  Net Assets at End of Period                $32,729,708  $31,738,990  $12,818,450 $13,886,478 $12,534,640      $154,220

-----------------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized.

(b) Does not reflect sales load. Had fees not been waived and expenses not been assumed.

(c) Annualized.

(d) Commencement of operations.


40    VAN ECK/CHUBB FUNDS PROSPECTUS

                                                        IV. FINANCIAL HIGHLIGHTS



4. VAN ECK/CHUBB GROWTH AND INCOME FUND

--------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
                                                                   Class A Shares                          Apr. 29, 1998-
                                                                                                           Dec. 31, 1998 (d)
                                                 1998         1997         1996        1995        1994         (Class B)
                                                --------------------------------------------------------   ----------------
  Net Asset Value,
   beginning of period                          $24.56       $21.04       $18.58      $14.77      $16.70       $27.94
                                                ------       ------       ------      ------      ------        -----
--------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment Income                           0.110        0.096        0.250       0.204       0.247        0.021
  Net Gains (Losses) on
    Securities (both realized and unrealized)    (0.156)       5.286        3.931       5.042      (0.954)      (3.517)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               (0.046)       5.382        4.181       5.246      (0.707)      (3.496)
--------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from
    Net Investment Income                        (0.111)      (0.096)      (0.250)     (0.204)     (0.247)      (0.111)
  Dividends in Excess
    of Net Investment Income                       -          (0.004)        -           -           -            -
  Distributions from
    Capital Gains                                (0.443)      (1.762)      (1.471)     (0.885)     (0.976)      (0.443)
  Distributions in Excess
    of Capital Gains                               -            -            -         (0.346)       -            -
  Returns of Capital                               -            -            -         (0.001)       -            -
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.554)      (1.862)      (1.721)     (1.436)     (1.223)      (0.554)
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value,
   end of period                                $23.960       $24.56       $21.04      $18.58      $14.77       $23.89
                                                =======      =======      =======     =======     =======      =======
  Total Return (a)                               (0.18%)      25.85%       22.50%      35.52%      (4.26%)     (12.51%)

  RATIOS TO AVERAGE NET ASSETS
  Gross Expenses(b)                               1.57%        1.49%        1.58%       1.69%       1.71%        2.48%(c)
  Net Expenses                                    1.25%        1.25%        1.06%       1.08%       1.00%        1.75%(c)
  Net Investment Income                           0.44%        0.49%        1.29%       1.20%       1.66%        0.27%(c)
  Portfolio Turnover Rate                        43.42%       21.02%       44.50%      37.59%      46.17%       43.42%
  Net Assets at End of Period                $67,477,768  $66,762,320  $40,381,849 $29,144,161 $18,679,228     $594,545
-------------------------------------------------------------------------------------------------------------------------


(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized.

(b) Does not reflect sales load. Had fees not been waived and expenses not been assumed.

(c) Annualized

(d)  Commencement of operations.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    41

THE FINANCIAL HIGHLIGHTS TABLE WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR A SHORTER PERIOD IF THE FUND IS NEWER THAN THAT.

5. VAN ECK/CHUBB TAX-EXEMPT FUND

--------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
                                                                      Class A Share                        Apr. 29, 1998-
                                                                                                          Dec. 31, 1998 (d)
                                                 1998         1997         1996        1995        1994       (Class B)
                                                ---------------------------------------------------------  ---------------
  Net Asset Value,
   beginning of period                          $12.56       $12.15       $12.33      $11.22      $12.58       $12.46
                                                ------       ------       ------      ------      ------       ------
--------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS

  Net investment Income                           0.537        0.581        0.611       0.621       0.618        0.289
  Net Gains (Losses) on
    Securities (both realized and unrealized)     0.202        0.450       (0.137)      1.132      (1.360)       0.341
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                0.739        1.031        0.474       1.753      (0.742)       0.630
--------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from
    Net Investment Income                        (0.539)      (0.581)      (0.611)     (0.621)     (0.618)      (0.320)
  Dividends in Excess
    of Net Investment Income                       -            -            -           -           -            -
  Distributions from
    Capital Gains                                (0.020)      (0.036)      (0.043)     (0.010)       -          (0.020)
  Distributions in Excess
    of Capital Gains                               -          (0.004)        -         (0.012)       -            -
  Returns of Capital                               -            -            -           -           -            -
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.559)      (0.621)      (0.644)     (0.643)     (0.618)      (0.340)
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value,
   end of period                                $12.74        $12.56       $12.15      $12.33     $11.22        $12.75
                                                ======       =======      =======     =======     =======       ======
  Total Return (a)                                6.01%        8.73%        4.00%      15.88%      (5.97%)        5.10%

  RATIOS TO AVERAGE NET ASSETS
  Gross Expenses (b)                              1.63%        1.56%        1.65%       1.79%       1.80%       117.84%(c)
  Net Expenses                                    1.00%        1.00%        0.98%       1.00%       1.00%         1.50%(c)
  Net Investment Income                           4.23%        4.74%        5.00%       5.21%       5.21%         4.30%(c)
  Portfolio Turnover Rate                         2.50%       12.78%       16.29%       7.39%       8.37%         2.50%
  Net Assets at End of Period                $31,679,540  $31,288,493  $15,061,382 $15,259,349 $13,937,939       $29,208
  Commission Rate (c)                              -            -            -           -           -              -
--------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized. Does not reflect sales load.

(b) Had fees not been waived and expenses had not been assumed.

(c) Annualized.

(d) Commencement of operations.


42    VAN ECK/CHUBB FUNDS PROSPECTUS

6. VAN ECK/CHUBB TOTAL RETURN FUND

--------------------------------------------------------------------------------------------------------------------------
  Financial Highlights
                                                                     Class A Shares                       Apr. 29, 1998-
                                                                                                          Dec. 31, 1998 (d)
                                                 1998         1997         1996        1995        1994       (Class B)
                                                --------------------------------------------------------  ----------------
  Net Asset Value,
   beginning of period                          $20.22       $17.41       $15.96      $13.23      $15.01       $21.94
                                                ------       ------       ------      ------      ------       ------
--------------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS

  Net investment Income                           0.393        0.365        0.370       0.373       0.373        0.215
  Net Gains (Losses) on
   Securities (both realized and unrealized)      0.158        3.778        2.321       3.586      (0.994)      (1.534)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                0.551        4.143        2.691       3.959      (0.621)      (1.319)
--------------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from
   Net Investment Income                         (0.390)      (0.365)      (0.370)     (0.373)     (0.373)      (0.270)
  Dividends in Excess
   of Net Investment Income                        -          (0.004)        -           -           -            -
  Distributions from
   Capital Gains                                 (1.111)      (0.964)      (0.871)     (0.692)     (0.786)      (1.111)
  Distributions in Excess
   of Capital Gains                                -            -            -           -           -            -
  Returns of Capital                               -            -            -         (0.164)       -            -
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (1.501)      (1.333)      (1.241)     (1.229)     (1.159)      (1.381)
--------------------------------------------------------------------------------------------------------------------------
  Net Asset Value,
   end of period                                $19.27       $20.220      $17.410     $15.960     $13.230      $19.24
                                                ======       =======      =======     =======     =======      ======
  Total Return (a)                                2.73%       24.09%       17.04%      30.13%      (4.21%)      (5.96%)

  RATIOS TO AVERAGE NET ASSETS
  Gross Expenses (b)                              1.61%        1.51%        1.59%       1.70%       1.73%        2.96%(c)
  Net Expenses                                    1.25%        1.25%        1.08%       1.08%       1.00%        1.75%(c)
  Net Investment Income                           1.87%        1.92%        2.26%       2.45%       2.66%        1.57%(c)
  Portfolio Turnover Rate                        15.78%       15.80%       27.01%      56.62%      37.53%       15.78%
  Net Assets at End of Period                $42,524,175  $49,933,635  $31,064,099 $22,171,326 $16,431,195     $330,398
  Commission Rate (c)                              -            -          $0.0652     $0.0700       -            -
--------------------------------------------------------------------------------------------------------------------------

(a) Total return is calculated by assuming that you make an investment at net asset value at the beginning of the period, reinvest all dividends and capital gains at net asset value during the period, then redeem (sell) all shares at the end of the period. Total return for a period of less than a year is not annualized.

(b) Had fees not been waived and expenses not been assumed.

(c) Annualized.

(d) Commencement of operations.


                                            VAN ECK/CHUBB FUNDS PROSPECTUS    43

                           VAN ECK/CHUBB FUNDS, INC.
                   99 Park Avenue, New York, New York 10016
                Shareholder Services: Toll Free (800) 544-4653
                                www.vaneck.com

     Van Eck/Chubb Funds, Inc. (the "Company") is a mutual fund consisting of six series: Van Eck/Chubb Capital Appreciation Fund (Class A and Class B), Van Eck/Chubb Global Income Fund (Class A and Class B), Van Eck/Chubb Government Securities Fund (Class A and Class B), Van Eck/Chubb Growth and Income Fund (Class A and Class B), Van Eck/Chubb Tax-Exempt Fund (Class A and Class B) and Van Eck/Chubb Total Return Fund (Class A and Class B).

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Company's prospectus dated May 1, 1999 (the "Prospectus"). This Statement of Additional Information is incorporated by reference into the Prospectus. A copy of the Prospectus is available at no charge upon written or telephone request to the Company at the address or telephone number above. Shareholders are advised to read and retain this Statement of Additional Information for future reference.

TABLE OF CONTENTS                                                                                  Page
-----------------                                                                                  ----

General Information.................................................................................  2
Investment Objectives and Policies of The Funds.....................................................  2
    Bank Obligations................................................................................  2
    Commercial Paper................................................................................  2
    Repurchase Agreements...........................................................................  3
    Reverse Repurchase Agreements...................................................................  3
    Lending of Portfolio Securities.................................................................  4
    Restricted Securities...........................................................................  4
    Loan Participations and Other Direct Indebtedness...............................................  4
    Options and Futures.............................................................................  5
    When-Issued and Delayed Delivery Securities & Forward Commitments............................... 10
    Foreign Securities.............................................................................. 10
    Foreign Currency Transactions................................................................... 11
    Depositary Receipts............................................................................. 11
    Mortgage-Related Securities..................................................................... 12
    Warrants........................................................................................ 13
    Low Rated or Unrated Debt Securities............................................................ 13
    Investment Companies............................................................................ 14
    Portfolio Turnover.............................................................................. 14
Investment Restrictions............................................................................. 14
Investment Advisory Services........................................................................ 16
The Distributor..................................................................................... 17
Portfolio Transactions and Brokerage................................................................ 19
Directors and Officers.............................................................................. 21
Purchase of Shares.................................................................................. 25
Valuation of Shares................................................................................. 26
Exchange Privilege.................................................................................. 27
Tax-Sheltered Retirement Plans...................................................................... 28
Investment Programs................................................................................. 30
Taxes............................................................................................... 31
Redemptions In Kind................................................................................. 33
Performance......................................................................................... 34
Description of the Company.......................................................................... 36
Additional Information.............................................................................. 37
Financial Statements................................................................................ 38
Appendix............................................................................................ 39

               Statement of Additional Information - May 1, 1999

                              GENERAL INFORMATION

Van Eck/Chubb Funds, Inc., (the "Company") is comprised of six separate portfolios (the "Funds"). Each of the Funds is a separate series (Fund) of the Company, which was incorporated in Maryland on April 27, 1987. The Company was incorporated on April 27, 1987 and had no business history prior to its formation. Until September 30, 1997, the name of the Company was Chubb Investment Funds, Inc. Class A shares are denoted with the suffix-A, and Class B shares with the suffix-B.

Van Eck/Chubb Capital Appreciation, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fun and Van Eck/Chubb Total Return Fund are classified with diversified as defined in the Investment Company Act of 1940, as amended (the "Act"). This means that with respect to 75% of each Fund's assets, the Fund may not invest more than 5% of its total assets in any issuer or invest more than 10% of the outstanding voting securities of any issuer. Van Eck/Chubb Global Income Fund is classified as non-diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited to the Act. However, to meet other requirements, the Fund at the close of each quarter of its taxable year must, in general, limit its investments so that (i) no more that 25% of its assets are invested in the securities of a single issuer, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets at the time or purchase are invested in a single issuer and (iii) the Fund will not own more than 10% of the outstanding voting securities of any one issuer.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The investment objectives and policies of each Fund are described in the Company's Prospectus under the heading "Investment Objectives and Policies" with each Fund's policies being described specifically under its own sub-heading.
The following information supplements the discussion of investment objectives and policies for each Fund contained in the Company's Prospectus. Unless otherwise specified, the investment policies and restrictions of each Fund are not fundamental policies and may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be notified prior to any material change. The investment objectives of each Fund are fundamental policies and may be changed only with shareholder approval.

BANK OBLIGATIONS

All of the Funds may acquire obligations of banks with total assets of at least $500,000,000. These include certificates of deposit, bankers' acceptances, and time deposits, all of which are normally limited to $100,000 per Fund from any one bank. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. None of the Funds will invest in time deposits maturing in more than seven days.

COMMERCIAL PAPER

All the Funds may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of 9 months or less. The Funds may invest in commercial paper rated within the three highest categories by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, which are of equivalent investment quality in the judgment of the Adviser.

REPURCHASE AGREEMENTS

All of the Funds may invest in repurchase agreements. A repurchase agreement customarily obligates the seller, at the time it sells securities to a Fund, to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon their acquisition is accrued as interest and is included in the Fund's net income declared as dividends. The underlying securities will consist of high-quality liquid securities. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is each Fund's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

During the holding period of a repurchase agreement, the seller must "mark to market" the collateral on a daily basis and must provide additional collateral if the market value of the obligation falls below the repurchase price. If a Fund acquires a repurchase agreement and then the seller defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Company could incur a loss. If the seller defaults or becomes insolvent, a Fund could realize delays, costs, or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreement. Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. The Fund will enter into repurchase agreements only with sellers who are believed by the Adviser to present minimal credit risks and whose creditworthiness has been evaluated by the Adviser in accordance with certain guidelines and is subject to periodic review by the Board of Directors of the Company. Currently, these guidelines require sellers who are broker-dealers to have a net worth of at least $25,000,000, although this requirement may be waived by the Board of Directors of the Company on the recommendation of the Adviser, and sellers who are banks to have assets of at least $1,000,000,000. The underlying security, held as collateral, will be marked to market on a daily basis, and must be of high-quality. The seller must provide additional collateral if the market value of the obligation falls below the repurchase price. In the event that the other party to the agreement fails to repurchase the securities subject to the agreement, a Fund could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral was less than the price specified in the repurchase agreement. The seller also must be considered by the Adviser to be an institution of impeccable reputation and integrity, and the Adviser must be acquainted with and satisfied with the individuals at the seller with whom it deals.

REVERSE REPURCHASE AGREEMENTS

In order to generate additional income the Global Income Fund may engage in reverse repurchase agreement transactions with banks, broker-dealers and other financial intermediaries. Under a reverse purchase agreement, the Fund would sell portfolio securities and agree to repurchase them at a particular price at a future date. At the time the Fund enters into the reverse repurchase agreement it will establish and maintain a segregated amount with the custodian containing cash or liquid securities having a value not less than the repurchase price, including interest. Reverse repurchase agreements involve risk that the market value of the securities retained in lieu of the sale may decline below the price the securities the Fund has sold but is obligated to repurchase. In the event the buyer of the securities files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements will be treated as borrowings for purpose of calculating the Fund's borrowing limitations. Reverse repurchase agreements are the same as repurchase agreements except that the Fund assumes the role of seller/borrower in the transaction. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities.

LENDING OF PORTFOLIO SECURITIES

The Global Income Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies such loans may be made to institutions such as broker dealers, and are required to be secured continuously be collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. It is intended that the value of securities loaned would not exceed 30% of the value of the total assets of the Fund.

RESTRICTED SECURITIES

Subject to a Fund's limitations on investments in illiquid investments, a Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Fund might not sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

The Funds may purchase loan participations and other direct indebtedness. In purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer the Fund more protection than an unsecured loan in the event non-payment of scheduled interest or principal. However, there is no assurance that liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are generally made by a syndicate of lending institutions, represented by an agent lending institution, which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively such loans and other direct indebtedness may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash of high grade debt obligations in an amount sufficient to meet such commitments.

The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Fund will purchase, the Investment Manager will rely upon its own (and not upon the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another institution to collect and pass on to the Fund amounts payable with respect to the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of the certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. For example, if a loan or other direct indebtedness is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such investments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that such investments are illiquid, the Fund will include them in the investment limitations above.

OPTIONS AND FUTURES

CALL OPTIONS. All the Funds may write (sell) covered call options which are traded on national and international securities exchanges to enhance investment performance or for hedging purposes. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period or has deposited in a separate account with the Company's custodian liquid high-grade obligations or cash equal in value to the exercise price of the option.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

A Fund may protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Fund makes a "closing purchase transaction" on the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

There is no assurance that a liquid market will exist for any particular option, at any particular time, and for some options no market may exist. If a Fund is unable to effect a closing purchase transaction, a Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

PUT OPTIONS. All the Funds may purchase put options and the Global Income Fund may also sell covered put options. A Fund may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the put option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by a Fund or related to such securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also sell put options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which was bought.

OPTIONS ON INDEXES. All the Funds may write covered call options and may purchase put options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund's securities or to enhance income. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

The value of a securities index fluctuates with changes in the market values of the securities which are contained in the index. For example, some securities index options are based on a broad market index such as the Standard & Poor's 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on exchanges or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates.

The effectiveness of hedging through the purchase or sale of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are purchased or written. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

FUTURES TRANSACTIONS. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Upon entering into a futures contract, a Fund will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. As a general matter, a Fund may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Fund's existing futures contracts and premium paid for options on unexpired futures contracts. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or United States Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contact or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

FUTURES ON DEBT SECURITIES. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. All of the Funds may buy and sell futures contracts on debt securities. By purchasing futures on debt securities -assuming a "long" position - a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities - assuming a "short" position - it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

The Funds by hedging through the use of futures on debt securities seek to establish more certainty with respect to the effective rate of return on their portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities contracts should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

The Fund could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce a Fund's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

INTEREST RATE AND CURRENCY FUTURES CONTRACTS. The Funds may enter into interest rate or currency futures contracts, including futures contracts on indices of debt securities, as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective rate of return on securities or currencies held or intended to be acquired. Hedging may include sales of futures as a hedge against the effect or expected increases in interest rates or decreases in currency exchange rates, and purchases of futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

STOCK INDEX FUTURES CONTRACTS. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the futures contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. The Total Return Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund may buy and sell stock index futures contracts.

Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures contracts, a Fund may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures contracts and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See "Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts" below.

OPTIONS ON FUTURES CONTRACTS. For bona fide hedging purposes, all the Funds may purchase and the Global Income Fund may sell put options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market.

When a Fund, as a purchaser of a put option on a futures contract, exercises such option and assumes a short futures position, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

Options on futures contracts can be used by a Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received by a Fund as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures contracts.

If a Fund writes call options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Funds will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. In order to hedge against foreign currency exchange rate risks, the Funds may enter into forward currency exchange contracts ("forward currency contracts"), as well as purchase put or call options on foreign currencies. A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. In addition, for hedging purposes and to duplicate a cash market transaction, the Global Income Fund may enter into foreign currency futures contracts. The Global Income Fund may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds will engage in transactions in futures contracts and related options for bona fide hedging purposes and not for speculation. The Global Income Fund may engage in futures, options and currency transactions for investment purposes. The Funds may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums paid for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-money" at the time of purchase, the "in-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by a Fund, such positions will always be "covered", as appropriate, by, for example, (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Fund to purchase or sell the same futures contract or option at the same strike price or better.

Positions in futures contracts may be closed but only on an exchange or a board of trade which provides the market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. Consequently, where a liquid secondary market does not exist, the Fund will be unable to control losses from such futures contracts by closing out its positions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

The Funds may make contracts to buy securities for a fixed price at a future date beyond customary settlement time. When such transactions are negotiated, the price is fixed at the time of commitment but delivery and payment for the securities can take place up to three months after the date of commitment to purchase. Such agreements involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Government Securities Fund, Tax-Exempt Fund or Global Income Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade obligations in an amount sufficient to meet the purchase price of its total commitments for forward commitment securities. The Fund may realize short-term profits or losses upon the sale of such forward commitment contracts.


FOREIGN SECURITIES

The Growth and Income Fund, the Total Return Fund and the Capital Appreciation Fund may invest in and hold securities of foreign issuers in an amount, which together with investments in Depositary Receipts, American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") will not exceed 20% of the Fund's total assets. The Global Income Fund has an unlimited right to invest and hold foreign securities. For purposes hereof, securities of foreign issuers means securities of issuers organized or whose principal place of business is outside the United States, or whose securities are principally traded in securities markets outside the United States.

Although investment in foreign securities by the Capital Appreciation Fund, Growth and Income Fund and Total Return Fund are intended to reduce risk by providing further diversification, such investments, as well as those of the Global Income Fund, involve certain additional risks, including the possibility of : (1) adverse foreign political and economic developments, (2) less publicly available information about foreign issuers, (3) less comprehensive accounting, reporting and disclosure requirements, (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (5) expropriation or confiscatory taxation that could effect investments, (6) currency blockages which would prevent cash from being brought back in the United States, (7) generally higher brokerage and custodial costs than those of domestic securities, (8) with respect to foreign securities denominated in foreign currencies, the costs associated with the exchange of currencies and the possibility of unfavorable changes in currency rates and exchange rate regulations and (9) settlement of transactions being delayed beyond periods customary in the United States.

Investment in foreign securities may involve the following special considerations: with respect to foreign denominated securities, the risk of fluctuating exchange rates; restrictions on and costs associated with the exchange of currencies; the fact that foreign securities and markets are not as liquid as their domestic counterparts; the imposition of exchange control restrictions; and the possibility of economic or political instability. Also, issuers of foreign securities are subject to different and, in some cases, less comprehensive and non-uniform accounting, reporting and disclosure requirements than domestic issuers, and settlement of transactions with respect to foreign securities may be sometimes delayed beyond periods customary in the United States. Foreign securities also generally have higher brokerage and custodial costs than those of domestic securities. As a result, the selection of investments in foreign issues may be more difficult and subject to greater risks than investments in domestic issues. Since the Growth and Income Fund, the Total Return Fund, the Capital Appreciation Fund and the Global Income Fund may invest in businesses located in foreign nations, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those nations and there may be more difficulty in obtaining and enforcing a court judgment abroad.

The Adviser will consider these and other factors before investing in particular securities of foreign issuers and will not make such investments unless, in its opinion, such investments will comply with the policies and meet the objectives of the Growth and Income Fund, the Total Return Fund, the Capital Appreciation Fund and the Global Income Fund. Also, the Board of Directors will monitor all foreign custody arrangements to ensure compliance with the Act and the rules thereunder, and will review and approve, at least annually, the continuance of such arrangements as is consistent with the best interests of the Company and its shareholders.

FOREIGN CURRENCY TRANSACTIONS

The Capital Appreciation Fund, Global Income Fund, Growth and Income Fund and Total Return Fund may sell a particular security on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. None of the Funds is obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which a Fund may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency it could also limit the potential gain from an increase in the value of the currency. When effecting currency exchange transactions, some price spread (to cover service charges) will be incurred. No Fund, except the Global Income Fund, intends to maintain a net exposure to such contracts where the fulfillment of the Fund's certain provisions of the Internal Revenue Code of 1986 have the effect of limiting the extent to which the fund may enter into forward contracts or futures contracts or engage in options transactions.

Although these investment practices will be used to generate additional income or attempt to reduce the effect of any price decline in the security subject to the option, they do involve certain risks that are different, in some respects, from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options-the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; and purchasing put options-possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movement in the portion of the securities portfolios being hedged correlate with price movements in the selected securities index. Perfect correlation may not be possible because (i) the securities held or to be acquired by a Fund may not exactly match the composition of the securities indexes on which options are written or (ii) the price movements of the securities underlying the option may not follow the price movements of the portfolio securities being hedged. If the Adviser's forecasts regarding movements in securities prices or interest rates or currency prices or economic factors are incorrect, the Fund's investment results may have been better without the hedge.

DEPOSITARY RECEIPTS

The Growth and Income Fund, the Total Return Fund, the Capital Appreciation Fund and the Global Income Fund may invest in "ADRs," "GDRs," and EDRs",(collectively "Depositary Receipts") which, with the exception of the Global Income Fund, together with investment in securities of foreign issuers, will not exceed 20% of the Fund's total assets. ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADRs into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the domestic stock exchanges. Investments in ADRs have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they are United States dollar-denominated, they are easily transferable, and market quotations for such securities are readily available. The risks associated with ownership of Depositary Receipts are the same as those associated with investments in foreign securities except there is no currency risk. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they may be issued by US banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchange.

MORTGAGE-RELATED SECURITIES

Government National Mortgage Association ("GNMA") certificates are mortgage pass-through securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States Treasury. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.

In addition to GNMA certificates, the Government Securities Fund and Global Income Fund may invest in mortgage pass-through securities issued by Federal National Mortgage Association ("FNMA") and by Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally chartered and privately-owned corporation, issues mortgage-backed pass-through securities which are guaranteed as to timely payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States whose stock is owned by the Federal Home Loan Banks, issues two types of pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Both PCs and GMCs represent an undivided interest in a pool of conventional mortgages from FHLMC's portfolio. With respect to PCs, FHLMC guarantees the timely payment of interest and the ultimate collection of principal. With respect to GMCs, FHLMC guarantees that these securities will pay interest semi-annually and return principal annually in a guaranteed minimum amount. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States Treasury. If either fixed or variable rate pass-through securities issued by the United States Government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

The Government Securities Fund and the Global Income Fund may also invest in other types of mortgage-related securities issued by governmental entities. These other instruments include collateralized mortgage obligations ("CMOs"),mortgage-backed bonds and real estate mortgage investment conduits ("REMICs"). However, the Government Securities Fund and the Global Income Fund will not invest in residual interests of REMICs or CMOs due to the volatile nature of such instruments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payment of principal and interest are passed through to the holders of CMOs on the same schedule as they are received, although not necessarily on a pro rata basis.

Mortgage-backed bonds are direct obligations of their issuers, payable out of the issuers' general funds and fully collateralized directly or indirectly by a pool of mortgage loans. The mortgages serve as collateral for the issuer's payment obligations on the mortgage-backed bonds, but interest and principal payments on the mortgages are not passed through directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not the effective maturity of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

REMICs were created through provisions in the Tax Reform Act of 1986 in order to clarify certain ambiguities concerning the tax treatment of mortgage related securities. A REMIC is an entity that holds a fixed pool of mortgages and issues multiple classes of interests. If an issuer elects to come under the REMIC provisions, its sale of "REMIC securities" will be treated as the sale of the mortgages for tax purposes, regardless of whether such securities are issued in the form of pass-throughs or collateralized debt and regardless of the financial accounting treatment used. Investors in REMICs may purchase two types of REMIC securities: (i) "regular interests", which have the characteristics of pass-throughs or CMOs (i.e., fixed interest and principal), or (ii) "residual interests", the value of which are affected by mortgage prepayments or other contingencies. Again, the Government Securities Fund and Global Income Fund will not invest in any residual interests of REMICs or CMOs.

In reliance on an SEC interpretation of the Act, the Company's investments in certain qualifying CMOs, including CMOs that have elected to be treated as REMICs, are not subject to the Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-related securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Act, and (iv) are not registered or regulated under the Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.


Prepayment of mortgages underlying mortgage-backed securities may reduce their current yield and total return. Mortgage-related securities may not be an effective means of "locking-in" long-term interest rates because of the need to invest and reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Fund and reinvested, prevailing interest rates may be higher or lower than the Fund's current yield. However, the Investment Manager intends to invest in these securities only when the potential benefits to a Fund are deemed to outweigh the risks. Like other bond investments, the value of mortgage-related securities will tend to rise when interest rates fall, and fall when rates rise. Their value may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guaranteed them or changes in the value of the underlying mortgages. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

WARRANTS

All the Funds may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Fund is not able to exercise a warrant at a cost lower than the underlying securities, the Fund will suffer a loss of its entire investment in the warrant. See investment restriction 18 for additional limitations on the use of warrants.

LOW RATED OR UNRATED DEBT SECURITIES

The existence of limited markets for particular high yield bonds or low rated securities may diminish a Fund's ability to sell such securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of debt securities that are low rated securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment objective may, to the extent of investment in low rated securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of low rated securities defaults, the Fund may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

INVESTMENT COMPANIES

All the Funds may, subject to their respective investment restrictions, under certain circumstances acquire the securities of other open-end and closed-end investment companies. Such investments often result in duplicate fees and expenses.

PORTFOLIO TURNOVER

Portfolio turnover for each Fund may vary from year to year or within a year depending upon economic, market and business conditions. A Fund having a higher portfolio turnover rate may realize larger amounts of gains or losses and more brokerage commissions or other transaction related costs than it would with a lower portfolio turnover rate. If there are gains, they are passed through to the shareholders as capital gains distributions and, as such, are taxable to the shareholders.


                            INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions relating to the investments of each Fund. The investment restrictions numbered 1 through 7, 10 and 13 are fundamental policies of each Fund and may not be changed without approval of a majority of the outstanding shares of each affected Fund. Each restriction applies to each Fund of the Company, unless otherwise indicated. A change in policy affecting only one Fund may be effected with the approval of a majority of the outstanding shares of that Fund only. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting of which more than 50% of the outstanding share are represented or (2) more than 50% of the outstanding shares.) All other investment restrictions are operating policies and are subject to change by the Company's Board of Directors without shareholder approval. No investment restriction which involves a maximum percentage of securities or assets will be considered to be violated unless the excess over the percentage occurs immediately after and is caused by an acquisition or borrowing of securities or assets by the Fund. A Fund will not:

1. Issue securities senior to its common stock, except to the extent that permissible borrowings may be so construed. For purposes hereof, writing covered call options and entering into futures contracts, to the extent permitted by restrictions 8 and 10 below, shall not involve the issuance of senior securities or borrowings.

2. Buy securities on margin, except that it may: (a) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (b) make margin deposits in connection with futures contracts, subject to restrictions 10 and 11 below.

3    Borrow money, except each Fund may, as a temporary measure for extraordinary or emergency purposes, including to cover net redemptions, and not for investment purposes, borrow from banks and then only in amounts not exceeding 5% of its total assets. In addition, no Fund may pledge, mortgage or hypothecate its assets except in connection with permissible borrowings and then only in amounts not exceeding 10% of the value of its total assets. A Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the value of its total assets. This restriction will not prevent a Fund from (a) purchasing securities on a "forward commitment", "delayed delivery" or "when-issued" basis or (b) entering into futures contracts as set forth below in restriction 10 or as regards the Global Income Fund entering into reverse repurchase agreements, provided that a segregated account consisting of cash or liquid high grade debt securities in an amount equal to the total value of the securities underlying such agreement is established and maintained.

4. Act as an underwriter of securities of other issuers except to the extent that it may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (a) in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, and (b) in connection with the purchase of government securities directly from the issuer, or (c) with respect to the Capital Appreciation Fund and Global Income Fund, except to the extent that the disposition of a security may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

5. Invest 25% or more of the value of the total assets of any Fund, except the Global Income Fund, in securities of issuers having their principal business activities in the same industry. This restriction also shall not apply to: (i) securities issued or guaranteed by the United States Government, its agents or instrumentalities and (ii) tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this restriction industrial development bonds issued by non-governmental issuers will not be considered to be tax-exempt securities.

6. Invest in real estate, although the Funds may buy securities of companies which deal in real estate, and securities which are secured by readily marketable interests in real estate, including interests in real estate investment trusts, real estate limited partnerships, real estate investment conduits or mortgage related instruments issued or backed by the United States Government, its agencies or its instrumentalities.

7. Make loans, except the Funds may: (a) purchase bonds, debentures, notes and other debt obligations customarily either publicly distributed or distributed privately to institutional investors and within the limits imposed on the acquisition of restricted securities set forth in restriction 11, and (b) enter into repurchase agreements with respect to its portfolio securities.

8. Write options, except that all the Funds may write covered call options, and the Global Income Fund may write put options, provided that as a result of such sale, a Fund's securities covering all call options or subject to put options would not exceed 25% of the value of the Fund's total assets.

9. Purchase options, except that all the Funds may purchase put options and the Global Income Fund may purchase put and call options provided that the total premiums paid for such outstanding options owned by a Fund does not exceed 5% of its total assets. No Fund, except the Global Income Fund, may write put options on securities other than to close out previously purchased put options.

10. Enter into commodity contracts, except that all the Funds may enter into financial futures contracts and the Global Income Fund may also enter into foreign currency hedging contracts and stock index futures contracts if, immediately thereafter: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of a Fund's total assets, and
(b) a segregate account consisting of cash or liquid high-grade debt securities in an amount equal to the total market value of any futures contract purchased by a Fund, less the amount of any initial margin, is established.

11. Invest more than 10%, or in the case of the Global Income Fund and Capital Appreciation Fund 15%, of the net asset value of any Fund in securities which are not readily marketable, such as repurchase agreements having a maturity of more than 7 days, restricted securities, time deposits with maturities of more than 7 days, and other securities which are not otherwise readily marketable, provided, however, that the Global Income Fund and Capital Appreciation Fund may invest without limitation in restricted securities issued under Rule 144A of the Securities Act of 1933 provided the Board of Directors or the Adviser under the direction of the Board of Directors has determined that each such security is liquid.

12. Invest more than 10% of the value of its total assets in securities of other open-end and closed end investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, or as otherwise permitted by the Act and rules thereunder.

13. Except with respect to the Global Income Fund, make an investment unless, when considering all its other investments, 75% of the value of the Fund's total assets would consist of cash, cash items, United States Government securities, securities of other investment companies, and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that (a) no more than 5% of the value of the Fund's total assets would be invested in any one issuer and (b) no more than 10% of the issuer's outstanding voting securities would be held by the Company. As a matter of operating policy, the Company will not consider repurchase agreements to be subject to this 5% limitation if all the collateral underlying the repurchase agreements are United States Government Securities.

14. Enter into a repurchase agreement with Jefferson Pilot Financial Insurance Company of America, ("Jefferson Pilot") The Chubb Corporation, or a subsidiary of either such corporation.

15. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Funds and any other account under common management may be combined or allocated between the Fund and such account.

16. Invest in companies for the sole purpose of exercising control or management.

17. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

18. Invest more than 5% of the value of the total assets of the Fund in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

19. Invest in securities of foreign issuers, except that the Total Return Fund, the Growth and Income Fund and the Capital Appreciation Fund may invest up to 20% of the value of their total assets in securities of foreign issuers including ADRs. The Global Income Fund may invest an unlimited percentage of its assets in securities of foreign issuers, developed or undeveloped, or whether listed on an exchange or unlisted.

20. Invest in securities of any issuer if the officers and directors of the Company or the Adviser or Administrator own individually more than 1/2 of 1% of such issuer's securities or together own more than 5% of such issuer's securities.

21.    Effect short sales of securities, except short sales against the box.


                          INVESTMENT ADVISORY SERVICES

Investment Management And Administration
----------------------------------------

The Company has entered into an Investment Management Agreement with respect to each Fund with Chubb Asset Managers, Inc. (the "Adviser") and Jefferson Pilot Investment Advisory Corporation, the investment administrator to the Funds prior to October 1, 1997 ("JPIAC"), pursuant to which the Adviser serves as investment adviser to the Funds. Under the terms of the agreements, the Adviser, subject to review by the Company's Board of Directors, has the day-to-day responsibility for making decisions to buy, sell, or hold any particular security for all the Funds. See "MANAGEMENT" in the Prospectus.

The agreements for the Government Securities Fund, Growth and Income Fund, Tax-Exempt Fund and Total Return Fund were approved by a majority of the shareholders of the appropriate Fund at the meeting of shareholders held April 21, 1988. The agreements for the Capital Appreciation Fund and Global Income Fund were approved by the appropriate Fund at a meeting of shareholders held August 31, 1995. The term of each agreement is one year, but it will continue in effect from year to year if approved at least annually by a vote of a majority of the Board of Directors of the Company (including a majority of the directors who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of a Fund. The agreements may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of a Fund, on 60 days written notice to the Adviser, or automatically in the event of an assignment.

The Company has entered into an Administration Agreement dated October 1, 1997 with respect to all of the Funds with Van Eck Associates Corporation (the "Administrator"), pursuant to which the Administrator, subject to review by the Company's Board of Directors, is responsible for providing administrative and accounting functions to the Funds, including certain legal, accounting, regulatory and compliance services, state registration services, corporate secretary and board of directors administration, tax compliance services and reporting. The agreement may be terminated, without the payment of any penalty, by any party, by the vote of the Board of Directors, or by vote of a majority of the outstanding shares of a Fund, on 60 days written notice to the Administrator, or automatically in the event of an assignment.

For providing investment advisory, management, and administrative services to the Fund, the Adviser and the Administrator are, and until September 30, 1997 JPIAC was, entitled to receive monthly compensation based on a percentage of the average net asset value of each Fund as described more fully under "MANAGEMENT" in the Prospectus. For the years ended December 31, 1995 and 1996, no such fees were paid to the Adviser. For the year ended December 31, 1997, $65,379, $230,030, $68,675, $330,029, $99,129, and $100,524. For the year ended December
31, 1998, the Company paid $16,297, $148,639, $12,314, $250,547, $117,459 and
$361,208 for the Government Securities Fund, Total Return Fund, Tax-Exempt Fund, Growth and Income Fund, Capital Appreciation Fund and Global Income Fund, respectively. For the year ended December 31, 1995, the Company paid $33,954, $49,091, $36,807, $61,946, $1,021 and $12,003 to JPIAC for the Government
Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, Capital Appreciation Fund and Global Income Fund, respectively. For the year ended December 31, 1996 the Company paid $33,818, $92,989, $38,966, $120,560, $9,401, and $51,455 to JPIAC for the Government Securities Fund, the Total Return Fund, the Tax Exempt Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund, respectively. For the period January 1 to September 30, 1997, the Company paid $600,305 to JPIAC. For the period October 1 to December 31, 1997, the Company paid $296,461 to the Administrator.

                                THE DISTRIBUTOR

Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Administrator, serves as distributor of the shares of each of the Funds pursuant to a Distribution Agreement dated October 1, 1997, approved by action of the Board of Directors at a meeting held on October 1, 1997. Prior to that date, Chubb Securities Corporation ("CSC") was the distributor of the Funds' shares.

Under the terms of the Distribution Agreement, the Distributor will use its best efforts to distribute the Company's shares among investors and broker-dealers with which it has contracted to sell the Company's shares. The shares are sold only at the public offering price in effect at the time of the sale ("Offering Price"), which is determined in the manner set forth in the Prospectus under "PURCHASE OF

SHARES". The Company will receive not less than the full net asset value of the shares of each Fund sold, which amount is determined in the manner set forth in this Statement of Additional Information under "DETERMINATION OF NET ASSET VALUE." The amount between the Offering Price and the net asset value of each Fund may be retained by the Distributor or it may be reallowed in whole or in part to broker-dealers effecting sales of the Company's shares. See "PURCHASE OF SHARES" in the Prospectus.

For the years ended December 31, 1996 and 1995, CSC retained $192,057 and $102,066, respectively, of sales commissions after reallowance to authorized persons of $741,540 and $348,575, respectively. For the year ended December 31, 1997, CSC and the Distributor retained $52,474 after reallowance to authorized persons of $410,124. For the year ended December 31, 1998, CSC and the Distributor retained $46,920 after reallowance to authorized persons of $339,298.

The Company pays the costs and expenses incident to registering and qualifying its shares for sale under the Federal securities laws and under the applicable state Blue Sky laws of the jurisdictions in which the Distributor desires to distribute such shares and, pursuant to the Distribution Plan, the costs of preparing, printing, and distributing prospectuses, reports and other marketing materials to prospective investors.

The Company has adopted a plan of distribution pursuant to Rule 12b-1 under the Act as to each Class of its shares ("Distribution Plans"), which provide that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares.

The maximum expenditure the Company may make under the Distribution Plans will be the lesser of (i) the actual expenses incurred in distribution related activities permissible under the Distribution Plans ("Rule 12b-1 activities"), as determined by the Board of Directors of the Company, or (ii) 0.50% per annum of the net asset value of each Fund's Class A shares or 1.00% per annum of the net asset value of each Fund's Class B shares. Payments under the Distribution Plan will be accrued daily and paid quarterly in arrears.

The National Association of Securities Dealers, Inc. ("NASD") adopted amendments to Article III, Section 26 of its Rules of Fair Practice which, among other things, (i) impose certain limits on "asset based sales charges" paid to finance sales or sales promotion expenses) in order to regulate such charges under the maximum sales load limitations applicable to investment companies and (ii) treat "service fees"; payments made for personal shareholder services and/or maintenance of shareholder accounts) as distinguishable from asset based sales charges and, therefore, outside the scope of the maximum sales load limitations. The Company's Distribution Plans contemplate that activities to both (i) finance the sale of Company shares and (ii) compensate persons who render shareholder support services are Rule 12b-1 activities within the meaning of the Distribution Plans.

In light of the NASD rule amendments, the Board of Directors, and separately a majority of the non-interested directors, determined it would be appropriate and in the best interest of the Company and its shareholders to clearly identify that portion of the maximum expenditure under the Distribution Plan that should be considered to be asset based sales charges and that portion should be considered to be service fees. Consequently, it was determined that 0.25% per annum of the average daily net asset value of each Fund be considered to be asset based sales charges, as defined by Article III, Section 26 of the NASD's Rules of Fair Practice, and 0.25% per annum of the average daily net asset value of each Fund be considered to be service fees, as defined by Article III,
Section 26 of the NASD's Rules of Fair Practice. No payment of a service fee will be made to a securities dealer unless that dealer has sold shares of the Company that are then outstanding for a minimum of 12 months and that are valued in excess of $1,000.

The Distribution Plans do not provide for any charges to the Company for excess amounts expended by the Distributor and, if the Distribution Plans are terminated in accordance with their terms, the obligation of the Company to make payments to the Distributor pursuant to the Distribution Plans will cease. The Distribution Plans do not provide for the reimbursement of the Distributor for any expenses of the Distributor attributable to the Distributor's "overhead".

For the years ended December 31, 1998, 1997, 1996 and 1995, $745,850, $367,198,
$261,904 and $186,402 was paid by the Company to the Distributor and/or CSC, as the case may be, under the Class A Plan of Distribution. The Class B shares for the year ended December 31, 1998 paid $836.

The Distribution Plan as to the Class A shares was approved on September 4, 1987 by the Board of Directors, and separately by all directors who are not interested persons of the Company and who have no direct or indirect interest in the Distribution Plan or related arrangements (the "Rule 12b-1 Directors"). That Distribution Plan was approved by the shareholders of each Fund at the meeting of shareholders held April 21, 1988. The Distribution Plan as to the Class B shares was approved on October 1, 1997 by the Rule 12b-1 Directors. The Distribution Plans will continue in effect from year to year if approved by the votes of a majority of the Company's Board of Directors and the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such approval. All material amendments to the Distribution Plans must be likewise approved by the Board of Directors and the Rule 12b-1 Directors. The Distribution Plans may be terminated, without penalty, at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding shares of the Company, on 60 days written notice. The Distribution Plans may not be amended to increase materially the amount of expenditures under the Distribution Plans unless such amendment is approved by a vote of the voting securities of each Fund. A Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Plan is in effect, the election and nomination of Directors who are not "interested persons" of the Company shall be committed to the discretion of the Directors who are not "interested persons." The Directors have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Company will preserve copies of the Plans and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Investment Management Agreement, the Adviser has the day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold.

The money market securities and other debt securities purchased by the Government Securities Fund and the Tax-Exempt Fund usually will be purchased on a principal basis directly from issuers, underwriters, or dealers. Accordingly, no brokerage charges are expected to be paid on such transactions. However, purchases from an underwriter on a principal basis generally include a concession paid to the underwriter, and transactions with a dealer usually include the dealer's "mark-up" or "mark-down".

Insofar as known to management, no director or officer of the Company, or of the Adviser or any person affiliated with them has any material direct or indirect interest in any broker employed by or on behalf of the Company except as officers or directors of the Distributor.

In selecting broker-dealers to execute transactions with respect to each Fund, the Adviser is obligated to use its best efforts to obtain for each Fund the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers. Such considerations are judgmental and are weighed by the Adviser in seeking the most favorable overall economic result to the Company.

Subject to the foregoing standards, the Adviser has been authorized by the Company's Board of Directors to allocate brokerage to broker-dealers who have provided brokerage and research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934. Pursuant to that authorization, the Adviser may cause each Fund to pay any broker- dealer a commission in excess of the amount another broker-dealer would have charged for effecting the same transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage an research services provided by such broker-dealer to the Adviser, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and other accounts as to which it exercises investment discretion. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and strategies for the Funds. Such research services may be used by the Adviser in connection with any other advisory accounts managed by it. Conversely, research services to any other advisory accounts may be used by the Adviser in managing the investments of the Company.

During the year ended December 31, 1998, the Fund paid no commissions to an affiliated broker/dealer and no commissions were contingent upon the sale of Fund shares. As of December 31, 1998, the Growth and Income Fund and Total Return Fund held 19,100 and 11,000 shares, respectively, of Merrill Lynch through their regular brokers.

The Adviser will use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Company and to advise the Company of any fees or payments of whatever type which it may be possible to obtain for the Company's benefit in connection with the purchase or sale of the Company's securities.

The Adviser and its affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. In addition, persons employed by the Adviser, who are also investment personnel of Chubb & Son, an affiliate of The Chubb Corporation, currently provide investment advice to and supervision and monitoring of investment portfolios for The Chubb Corporation and its affiliates, including general accounts of the insurance affiliates of The Chubb Corporation. In addition, certain investment personnel employed by the Adviser currently provide advice to other investment portfolios of entities not affiliated with The Chubb Corporation or its affiliates in their capacity as officers or directors of certain registered investment advisers not related to the Adviser. Some of these investment portfolios, as well as the portfolios of other clients, may have investment objectives and investment programs similar to the Funds. Accordingly, occasions may arise when the Adviser and investment personnel of Chubb & Son, may select securities for purchase or sale by a Fund that are also held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts. It is the practice of the Adviser and its investment personnel, its affiliates, and the investment personnel of Chubb & Son, Inc. to allocate such purchases or sales insofar as feasible, among their advisory clients in a manner they deem equitable. It is the policy of the Adviser, its affiliates and the investment personnel of Chubb & Son not to favor any one account over the other.

On those occasions when such simultaneous investment decisions are made, the Adviser, its affiliates, and the investment personnel of Chubb & Son, will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Company's Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, the Adviser, its affiliates, and the investment personnel of Chubb & Son, will seek to achieve the same average unit price of securities for each advisory account and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each advisory account. Such procedures may, in certain instances, either advantageous or disadvantageous to the Funds. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Company's transaction, it is believed that the procedure generally contributes to better overall execution of the Company's portfolio transactions.

Portfolio turnover for each Fund can vary significantly from year to year or within a year. The Global Income Fund's turnover rate was 185.95% for 1997, compared to 99.31% for 1998.

                             DIRECTORS AND OFFICERS

The directors and officers of the Company, their addresses, their positions with the Company, and their principal occupations for the past five years are set forth below:

@ *  JOHN C. van ECK, CFA (83) - Chairman of the Board and Director
     -------------------------
     575 Park Avenue, New York, New York; Chairman of the Board and President of other investment companies advised by the Administrator; Chairman, Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former President of the Adviser and its affiliated companies; Former Director (1992-1995), Abex Inc. (aerospace); Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment); Former Director (1986-1992) The Henley Group, Inc. (technology and health).

@ *  MICHAEL O'REILLY (55) - President and Director
     ---------------------
     15 Mountain View Road, Warren, New Jersey 07061; Executive Vice President and Chief Investment Officer of The Chubb Corporation; Director, President and Chief Operating Officer of the Adviser.

# +  JEREMY H. BIGGS (63) - Director
     --------------------
     1220 Park Avenue, New York, NY 10128; Trustee of other investment companies advised by the Administrator; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc; Chairman of Davis Funds Group (mutual fund management company); Treasurer and Director of the Royal Oak Foundation (the UK National Trust); Director and former Chairman of the Union Settlement Association (the community service organization); First Vice President, Trustee and Chairman of the Finance Committee of Saint James School, St. James, Maryland; Former Director, International Investors Incorporated (1990-1991).

*# + WESLEY G. McCAIN (56) - Director
     ---------------------
     144 East 30th Street, New York, New York 10016; Trustee of other investment companies advised by the Administrator; Chairman and Owner, Towneley Capital Management, Inc., (investment adviser, since 1971); Chairman, Eclipse Funds (mutual funds, since 1986); Chairman and Owner, Eclipse Financial Services, Inc. (since 1986); President and Owner, Millbrook Associates, Inc. (economic and marketing consulting, since 1989); General Partner, Pharaoh Partners, L.P. (since 1992); Principal, Pharaoh Partners (Cayman) LDC (since 1996); Trustee, Libre Group Trust (since
     1994); Director, Libre Investments (Cayman) Ltd. (since 1996); Former Director, International Investors Incorporated.

# +  DAVID J. OLDERMAN (63) - Director
     ----------------------
     40 East 52nd Street, New York, New York 10022; Trustee of other investment companies advised by the Administrator; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since 1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Chairman of the Board, Brighton Partners, Inc. (1993-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railoc, Inc., (farm equipment manufacturing-1979-1984); Head of Corporate Finance, Halsey Stuart (investment banking-1974-1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

Officers of the Company:

BRUCE J. SMITH (44) - Vice President and Treasurer
-------------------
     99 Park Avenue, New York, New York 10016; Officer of other investment companies advised or administered by the Administrator; Senior Managing Director, Portfolio Accounting of Van Eck Associates Corporation and Senior Managing Director of Van Eck Securities Corporation.

THOMAS ELWOOD (51) - Vice President and Secretary
------------------
     99 Park Avenue, New York, New York 10016; Officer of other investment companies advised or administered by the Administrator; Vice President, Secretary and General Counsel of Van Eck Associates Corporation, Van Eck Securities Corporation and other affiliated companies. Former Assistant Counsel of Jefferson Pilot Insurance Company and officer of other investment companies distributed by Jefferson Pilot or its affiliates. Former Associate Counsel of New York Life Insurance Company.

JOSEPH P. DiMAGGIO (42) - Controller
-----------------------
     99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Administrator; Director of Portfolio Accounting of Van Eck Associates Corporation (since 1993); Former Accounting Manager, Alliance Capital Management (1985-1993).

SUSAN C. LASHLEY (44) - Vice President
---------------------
     99 Park Avenue, New York, New York 10016; Officer of another investment company advised by the Administrator; Managing Director, Mutual Fund Operations of Van Eck Securities Corporation.


---------------
@    An "interested person" as defined in the Act.
* Member of Executive Committee - exercises general powers of Board of Directors between meetings of the Board.
#    Member of the Nominating Committee.
+ Member of the Audit Committee - reviews fees, services, procedures, conclusions and recommendations of independent auditors.

The Company pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Adviser or the Administrator. The Company pays to each director who is not affiliated with the Adviser or the Administrator or their affiliates an annual director's retainer of $2,000 and a payment of $750 plus expenses per Board and Committee meeting attended.


                            1998 Compensation Table

                       Van Eck/Chubb Funds       Van Eck/Chubb Funds    Total Fund Complex
                     (Current Directors Fees)  (Deferred Compensation)   Compensation (a)
                     ------------------------  -----------------------  -------------------

John C. van Eck                $0                         $0                     $0
Michael O'Reilly               $0                         $0                     $0
Jeremy H. Biggs                $0                       $5,750                $34,750
Wesley G. McCain               $0                       $5,750                $34,750
David J. Olderman              $0                       $4,250                $32,250

---------------
(a) The term "fund complex" refers to the funds of the Company, and of Van Eck Funds and Van Eck Worldwide Insurance Trust, which are managed by the Administrator. The directors are paid a fee for their services to the
     Company.   No other compensation, including pension or other retirement benefits, is paid to the directors by the fund complex.

As of February 16, 1999, the directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of the Company and less than 1% of any of the Funds individually.

As of February 16, 1999, the following persons owned 5% or more of the shares of the Fund(s) indicated below:

Capital Appreciation Fund Class A                Growth & Income Fund Class A
---------------------------------                ----------------------------

Federal Insurance Company            81.20%      Federal Insurance Company     27.29%
c/o Chubb & Son                                  Attn: Michael O'Reilly
Attn Investment Accounting                       15 Mountain View Road
15 Mountain View                                 Warren, NJ 07059
Warren, NJ 07059

Capital Appreciation Fund-Class B                Growth & Income Fund-Class B
---------------------------------                ----------------------------

Gail E. Thompson                     43.23%      Olde Discount
3302 Barge                                       751 Griswold Street
Yakima, WA 98902-2740                            Detroit, MI 48226-3224        13.92%

PaineWebber                          16.51%      Olde Discount                 10.20%
Ursula R. Mobilio Cust                           751 Griswold Street
Paul R. Mobilio                                  Detroit, MI 48226-3224
311 Watertown Road
Middlebury, CT 06762-1506

PaineWebber                          16.51%      PaineWebber                    7.42%
John R. Mobilio Cust                             PaineWebber CDN FBO
Julie C. Mobilio                                 Kenneth R. Snyder
311 Watertown Road                               P.O.Box 3321
Middlebury, CT 06762-1506                        Weehawken, NJ 07087-8154

PaineWebber                          16.51%      Inv Fiduciary Trust Co. Cust   5.91%
John R. Mobilio Cust                             IRA A/C John A. Horgos
Mark R. Mobilio                                  PO Box 117
311 Watertown Road                               Orestes, IN 46063-0117
Middlebury, CT 06762-1506

Inv. Fiduciary Trust Co. Trust        5.83%      Glenn A. Barrett &             5.56%
IRA A/C Mark J. Lavery                           Mildred M. Barrett JT TEN
94 Longview Ave.                                 53 Flat Hills Road
Rocky Point, NY 11778-9117                       Amherst, MA 01002-1211

Global Income Fund-Class A                       Tax-Exempt Fund-Class A
--------------------------                       -----------------------

Federal Insurance Company            50.51%      Federal Insurance Company     68.20%
Attn: Michael O'Reilly                           Attn: Michael O'Reilly
15 Mountain View Road                            15 Mountain View Road
Warren, NJ 07059                                 Warren, NJ 07059

Chubb Corporation                     9.00%      Tax-Exempt Fund-Class B
Attn Investment Department                       -----------------------
15 Mountain View Road                            MLPF&S for the Sole Benefit   51.52%
Warren, NJ 07059                                 of its Customers
                                                 Attn Fund Administration
Vigilant Insurance Company            5.62%      4800 Deer Lake Dr. East 3rd Fl.
Attn Investment Department                       Jacksonville, FL 32246-6484
c/o Chubb and Son Inc.
15 Mountain View Road
Warren, NJ 07059


Global Income Fund - Class B                     Tax-Exempt Fund-Class B
----------------------------                     -----------------------

PaineWebber for the Benefit of       90.54%      Thomas E. Brooks                24.60%
Charles O. Butner Trustee                        Julia E. Brooks JTWROS
Charles O. Butner Tr.                            4515 Fern Avenue
U/A Oct 14 1977                                  Shreveport, LA 71105-3115
3116 SW Oxford Road
Topeka, KS 66614-4719                            Fred S. Willis                  23.47%
                                                 P.O. Box 369
                                                 Coushatta, LA 71019-0369

Government Securities Fund-Class A               Total Return Fund -Class A
----------------------------------               --------------------------

Federal Insurance Company            68.64%      Federal Insurance Company       39.23%
Attn: Michael O'Reilly                           Attn: Michael O'Reilly
15 Mountain View Road                            15 Mountain View Road
Warren, NJ 07059                                 Warren, NJ 07059

The Chubb Corporation                 7.96%      Total Return Fund -Class B
Attn: Michael O'Reilly                           --------------------------
100 William Street
New York, New York 10038                         Olde Dicsount                   26.79%
                                                 751 Griswold Street
                                                 Detroit, MI 48226-3224
Government Securities Fund -Class B
-----------------------------------              Inv. Fiduciary Trust Co. Trust  11.28%
                                                 IRA R/O Edmond L. Smith
Edward J. Calabrese &                31.53%      59222 Edna Road
Mary V. Calabrese JTWROS                         Mishawaka, IN 46544-6840
60 cherry Lane
Amherst, MA 01002-1521

Charles B. Miller Tr.                26.99%      Inv. Fiduciary Trust Co. Trust   9.99%
FBO Charles B. Miller DMD INC PSP                IRA A/C John A. Horgos
286 Old Sharon Road                              P.O. Box 117
Mercer, PA 16137-3018                            Orestes, IN 46063-0117

Salomon Smith Barney Inc.            14.96%      Inv. Fiduciary Trust Co. Trust   9.26%
00186962053                                      IRA A/C Kenneth R. Barnett
333 West 34th Street - 3rd Floor                 RR 5 Box 194A
New York, NY 10001-2483                          Bloomfield, IN 47424-9751

Priscilla A. Ham &                    7.01%      Lou Ann Jacobson                 8.04%
Jack A. Ham JT WROS                              21619 Maple Glen Circle
2310 Pullen Street                               Edwardsburg, MI 49112-9751
Richland, WA 99352-3047

Everen Clearing Corp.                 5.47%      Steven E. Fults &                6.78%
A/C 5044-9297                                    Phyllis A. Fults JTWORS
Claude S. Lubin                                  1416 13th Street
111 East Kilbourn Avenue                         Bedford, IN 47421-3227
Milwaukee, WI 53202-6611
                                                 Inv. Fiduciary Trust Co. Cust.  6.52%
                                                 IRA R/O Richard C. Kletka
                                                 19620 Paxson Drive
                                                 South Bend, IN 46637-3254


                               PURCHASE OF SHARES

GROUP PURCHASES

An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of Global Income Fund-A's shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its cost of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of Automatic Investment Plan.

COMBINED PURCHASES

Shares of funds in the Van Eck Global Group of Funds (except the Van Eck U.S. Government Money Fund series of Van Eck Funds) may be purchased at the initial series charged applicable to the quantity purchased levels shown above by combining concurrent purchases.

LETTER OF INTENT

Purchasers who anticipate that they will invest (other than through exchanges) $100,000 or more in one or more of the funds in the Van Eck Global Group of Funds (except the Van Eck. U.S. Government Money fund) within thirteen months may execute a Letter of Intent on the form in the Application. the execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above, on all purchases during a thirteen month period. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated Letter of Intent executed within 90 days after such purchase.

RIGHT OF ACCUMULATION

The above scale of initial sales charges also applies to an investor's current purchase of shares of any of the funds in the Van Eck Global Group of Funds (except the Van Eck U.S. Government Money Fund) where the aggregate value of those shares plus shares of the funds previously purchased and still owned, determined at the current offering price, is more than $100,000, provided the Distributor of DST is notified by the investor or the Broker or Agent each time a purchase is made which would so qualify.

AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time or purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                              VALUATION OF SHARES

The net asset value of the shares of each Fund of the Company is normally determined immediately as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on each day during which the New York Stock Exchange is open for trading and at such other times when both the degree of trading in a Fund's portfolio securities would materially affect the net asset value of that Fund's shares and shares of that Fund were tendered for redemption or a repurchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays: New Years Day, Martin Luther King Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Dividends paid by the Fund with respect to Class A and Class B shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that Class. The directors have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Board of Directors, pursuant to their fiduciary duties under the Act and state laws, will seek to ensure that no such conflict arises.

Class A shares of the Funds are sold at the public offering price which is determined once each day the Funds are open for business, which is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus. Class B shares are sold with a contingent deferred sales charge.

In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem a specific class of shares), second of Class B shares held for over six years or shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class B held longest during the applicable period.

To provide an example, assume an investor purchased 100 Class B shares of Global Income Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $200 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase

Portfolio securities which are traded on national securities exchanges are valued at the last quoted sale price as of the close of business of the New York Stock Exchange or, lacking any quoted sales, at the mean between the closing bid and asked prices.

Securities traded in the over-the-counter market as part of the NASDAQ National Market system are valued at the last quoted sale price (at the close of the New York Stock Exchange) obtained from a readily available market quotation system or securities pricing services. If no sale took place, such securities are valued at the mean between the bid and asked prices.

Long-term U.S. Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from over-the-counter exchange quotations or from broker-dealers who make a market in that security.

Foreign securities denominated in foreign currencies are valued at representative quoted prices on the principal exchange of the country of origin and are converted to United States dollar equivalents using that day's current exchange rate (New York closing spot). Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of the New York Stock Exchange, which events may not be reflected in the computation of a Portfolio's net asset value. If, during such periods, events occur which materially affect the value of the securities of a Portfolio, and during such periods either shares are tendered for redemption or a purchase or sale order is received by the Company, such securities will be valued at fair value as determined in good faith by the Board.

All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or at the mean between the closing bid and asked prices, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such non-U.S. over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

Options and convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

Futures contracts are valued as of their last sale price or, if there is no sale, at the mean between the closing bid and asked prices.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company using its best judgment.


                               EXCHANGE PRIVILEGE

Class A, and Class B shareholders of the Funds may exchange their shares for shares of the same class of other of the funds in the Van Eck Global Group of Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or Investors Fiduciary Trust Company ("IFTC"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the fund originally purchased without sales charge, for a period of not less than three (3) months.

     By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its funds, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, IFTC and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

                         TAX-SHELTERED RETIREMENT PLANS

The Company offers several prototype tax-sheltered retirement plans through which shares of the Funds may be purchased. These plans are more fully described below. IFTC, P.O. Box 418407, Kansas City, Missouri acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Trust. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisors or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Company is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Fund.

Individual Retirement Account and Spousal Individual Retirement Account.  The
------------------------------------------------------------------------
IRA is available to all individuals, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. An IRA may also be established pursuant to a SEP. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish an IRA for themselves and whose spouses are treated as having no compensation of their own.

In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. If an individual establishes a SPIRA, after tax years ending on December 31, 1996, the maximum deductible amount that the individual may contribute annually is the lesser of $4000 or 100% of such individual's compensation includible in his/her gross income for such year; provided, however, that no more than $2,000 per year for either individual may be contributed to either the IRA or SPIRA. Contributions to a SEP are excluded from an employee's gross income and are subject to different limitations.

In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to an IRA or SPIRA if his or her adjusted gross income exceeds the following levels: $35,000 for a single taxpayer, $50,000 for married taxpayers who file joint returns, and $10,000 for married taxpayers who file separate tax returns. (Married taxpayers who file joint tax returns will generally be deemed to be active participants if either spouse is an active participant under an employer-sponsored retirement plan.) All taxpayers, including those who are active participants in employer-sponsored retirement plans, will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the following levels: $25,000 for single taxpayers and $40,000 for married taxpayers who file joint returns.

In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income which exceeds these specified levels, deductible IRA contributions will be phased out on the basis of adjusted gross income between $25,000 and $35,000 for single taxpayers, adjusted gross income of $10,000 and under for married taxpayers who file separate returns, and combined adjusted gross income between $40,000 and $50,000 for married taxpayers who file joint returns. The $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the following levels: $25,000 for single taxpayers, $40,000 for married taxpayers who file joint returns, and $0 for married taxpayers who file separate returns. In the case of a taxpayer who contributes to an IRA and a SPIRA, the $4000 IRA deduction is reduced by $400 for each $1,000 of adjusted gross income in excess of $40,000.

Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to an IRA and up to an aggregate of $4,000 in the case of contributions (deductible and nondeductible) to an IRA and SPIRA and the income upon all such contributions will accumulate tax free until distribution.

In addition, a separate IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt.

Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Distributions from either an IRA or SPIRA prior to age 59-1/2, unless made as a result of disability or death, may result in adverse tax consequences and penalties. In addition, there is a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70-1/2.

Simplified Employee Pension Plan.  A SEP may be utilized by employers to provide
--------------------------------
retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under a SEP. The maximum contribution to a SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of compensation, excluding contributions made pursuant to a salary reduction arrangement. Subject to certain limitations, an employer may also make contributions to a SEP-IRA under a salary reduction arrangement by which the employee elects contributions to a SEP-IRA in lieu of immediate cash compensation. After December 31, 1996, contributions under a salary reduction arrangement are permitted only into SEP plans in existence on December 31, 1996.

Contributions by employers under a SEP arrangement up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts and accumulate tax-free until distribution. Contributions in excess of the maximum permissible amounts may be withdrawn by the employee from the SEP-IRA no later than April 15 of the calendar year following the year in which the contribution is made without tax penalties. Such amounts will, however, be included in the employee's gross income. Withdrawals of such amounts after April 15 of the year next following the year in which the excess contributions is made and withdrawals of any other amounts prior to age 59 1/2, unless made as a result of disability or death, may result in adverse tax consequences.

Qualified Pension Plans.  The Qualified Pension Plan can be utilized by self-
------------------------
employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of the Fund under a retirement program.

The maximum contribution which may be made to a Qualified Pension Plan in any one year on behalf of a participant is, depending on the benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions in excess of permissible amounts will result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties.

403(b)(7) Program.  The Tax-Deferred Annuity Program and Custodial Account
------------------
offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of the Funds. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee's reaching age 65. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.


                              INVESTMENT PROGRAMS

Dividend Reinvestment Plan.  Reinvestments of dividends of the Funds will occur
--------------------------
on a date selected by the Board of Directors.

Automatic Exchange Plan.  Investors may arrange under the Exchange Plan to have
-----------------------
DST collect a specified amount once a month or quarter from the investor's account in one of the funds and purchase full and fractional shares of another fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. This does not apply to Class B shares.

An investor should realize that the Funds' securities are subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Exchange Plan are general expenses of the Funds and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days notice to DST.

Automatic Investment Plan.  Investors may arrange under the Automatic Investment
-------------------------
Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of the Funds at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.

An investor should realize that the Funds' securities are subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Investment Plan are general expenses of the Funds and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

Automatic Withdrawal Plan.  The Automatic Withdrawal Plan is designed to provide
-------------------------
a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Funds deposited by the investor under this Plan. This Plan is not available to Class B shareholders. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Funds.

In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of Funds having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

Periodic checks for a specified amount will be sent to the investor, or any person designated by the investor, monthly or quarterly (January, April, July and October). The Funds will bear the cost of administering the Automatic Withdrawal Plan.

Redemption of shares of the Funds deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on the investment since part of such payments may be a return of capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Funds would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his or her duly appointed legal representatives.

                                     TAXES

Taxation of the Fund - In General
---------------------------------

Each of the Funds intends to continue to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments
----------------------------------

Original issue discount.  For federal income tax purposes, debt securities
-----------------------
purchased by the Funds may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Funds each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the it makes the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions.  Certain of the Funds' investments may be
---------------------------------
subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.

Foreign Currency Transactions.  Under Section 988 of the Code, special rules are
-----------------------------
provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under Section 988. The Funds may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under Section
988. In addition, in certain circumstances, the Funds may elect capital gain or loss for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Funds.

Taxation of the Shareholders
----------------------------

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period. In addition, any loss realized upon a taxable disposition of shares of the Tax-Exempt Fund within six months from the date of their purchase will be disallowed to the extent of any tax-exempt dividends previously paid with respect to such shares.

Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Funds equal to the fair market value of such share on the payment date.

Distributions by the Funds result in a reduction in the net asset value of the Funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and
(ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

Income received by the Funds may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of the Funds' assets at the close of a taxable year consists of securities of foreign corporations, the Funds may make an election that will permit an investor to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Funds, subject to limitations contained in the Code. As an investor, you would then include in gross income both dividends paid to you and the foreign taxes paid by the Funds on their foreign investments.

The Funds cannot assure investors that they will be eligible for the foreign tax credit. The Funds will advise shareholders annually of their share of any creditable foreign taxes paid by the Funds.

The Funds may be required to withhold federal income tax at a rate of 31% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Funds as having provided the Funds with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return.

The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Funds and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Funds.


                              REDEMPTIONS IN KIND

The Company has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                  PERFORMANCE

From time to time, in reports and sale literature: (1) each Fund's performance or P/E ratio may be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and Dow Jones Industrial Average so that the investor may compare that Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the United States stock market in general; (ii) other groups of mutual funds tracked by: (A) Lipper Analytical Services, Inc., a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business Week, Money Magazine, and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the particular Fund invests; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in each Fund; (3) other government statistics such as Gross Domestic Product, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of each Fund or the general economic, business, investment, or financial environment in which each Fund operates; and (4) the effect of tax-deferred compounding on the particular Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the particular Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis.

From time to time advertisements and sales literature may refer to rankings and ratings of the Adviser, Chubb Corporation and Chubb & Sons related to their size, performance, management and/or service as prepared by various trade publications, such as Dalbar, Pensions and Investments, SEI, CDA, Bests, and others.

Each Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual returns for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

When Lipper's rankings or performance results are used, a Fund will be compared to Lipper's appropriate fund category by fund objective and portfolio holdings. For instance, the Growth and Income Fund will be compared to funds within Lipper's growth and income fund category; the Government Securities Fund will be compared to funds within Lipper's income fund category; and so on. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in the Funds may change, a Fund may be ranked within one Lipper asset-sized class at one time and in another Lipper asset-size class at some other time. The Lipper rankings and performance analysis ranks funds on the basis of total return, assuming reinvestment of distribution, but does not take sales charges or redemption fees into consideration and is prepared without regard to tax consequences. Lipper also issues a monthly yield analysis for fixed-income funds. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question.

As noted above, the performance of a Fund may be compared, for example, to the record of the S&P 500 Index, as well as the Russell 2000 Index, the S&P MidCap 400 Index, the Bear Stearns Foreign Bond Index, the NASDAQ Composite Index and the Morgan Stanley Capital International's Europe Australia, Far Eastern ("EAFE") Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the United States equity market. The Russell 2000 Index, the S&P MidCap 400 Index, the Bear Stearns Foreign Bond Index are unmanaged indices, the NASDAQ Composite Index and the Morgan Stanley

Capital International's Euro. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% or 15% of the capitalization of the entire domestic equity market. The EAFE Index is comprised of more than 900 companies in Europe, Australia and the Far East. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher beta and P/E ratio than those in the S&P 500 Index.

The total returns of all indices noted above will show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Index assumes reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected in the NASDAQ Composite, S&P 500, EAFE Index.


The yield for the 30-day period ended December 31, 1998 for Tax-Exempt Fund - Class A and B, Government Securities Fund - Class A and B and the Global Income Fund - Class A and B was 3.51% and 3.34%, 4.94% and 4.68% and 3.42% and 3.15%,
respectively. The tax equivalent yield for the Tax-Exempt Fund for the same period assuming federal tax brackets of 36%, and 39.6% was 5.48% for Class A and 5.22% for Class B shares and 5.81% for Class A and 5.53% for Class B shares, respectively. These figures reflect a portion of fees and other expenses of the Company which were waived or assumed during the stated period. Absent any waiver or assumption of fees and expenses, the yields the Tax-Exempt Fund, Government Securities Fund and the Global Income Fund would have been 2.88% for Class A and 0% for Class B shares, 4.33% for Class A and 0.63% for Class B Shares and 3.21% for Class A and 0% for Class B shares respectively, and the tax equivalent yields for the Tax-Exempt Fund of 36% and 39.6% tax brackets would have been 4.50% for Class A and 0% for Class B shares, and 4.77% for Class A and 0% for Class B shares., respectively.

This yield figure represents the net annualized yield based on a specified 30-day (or one month) period assuming a reinvestment and semiannual compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD = 2[(A-B/CD + 1)/to the 6th power/-1]

Where:  A  =  dividends and interest earned during the period
        B  =  expenses accrued for the period (net of reimbursement)
        C  =  the average daily number of shares outstanding during the period that were entitled to receive dividends
        D = the maximum offering price per share on the last day of the period after adjustment for payment of dividends within 30 days thereafter


A tax equivalent yield is calculated by dividing that portion of the 30-day yield figure which is tax-exempt by one minus the effective federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

The average annual total return quotations for the Class A shares of the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund (after maximum sales charge) for the 12 months ended December 31, 1998 were 2.30%, (2.16)%, 0.94%, (4.91)%, (16.92)% and 9.54%, respectively. The average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth & Income Fund, the Capital Appreciation Fund and the Global Income Fund for the 3 years ended December 31, 1998 were 4.92%, 12.42%, 4.53%, 13.59%, 10.63% and 5.09%, respectively. The average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund and the Growth & Income Fund, for the 5 years ended December 31, 1998 were 5.59%, 12.10%, 4.46%, and 13.70%, respectively. The average annual total return quotations for the

Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund and the Growth & Income Fund, for the 10 years ended December 31, 1998 were 8.34%, 13.33%, 7.09% and 14.86%, respectively. The average annual total return quotations for these Funds since the Company's inception on December 1, 1987 through December 31, 1998 were 8.34%, 12.99%, 7.77% and 14.34%, respectively. Additionally the Capital Appreciation Fund and the Global Income Fund's average total return since inception on September 1, 1995 through December 31, 1998 were 11.02% and 5.59%, respectively. These figures reflect a portion of fees and other expenses of the Company which were waived or assumed during the stated period. The average annual total return quotations for the Class B shares of Capital Appreciation Fund, the Global Income Fund, the Government Securities Fund, the Growth and Income Fund, the Tax-Exempt Fund and the Total return Fund since its inception on April 29, 1998 through December 31, 1998 were (27.15)%, 5.96%, 0.62%, (16.87)%, 0.10% and (10.66)%.

These average annual total return figures represent the average annual compound rate of return for the %, tated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the specified Fund at the maximum public offering price and the ending value of that account measured by the then current net asset value of that Fund assuming that all dividends and capital gains distributions during the stated period were reinvested in shares of the Fund when paid. Total return is calculated by finding the average annual compound rates of return of a hypothetical investment that would compare the initial amount to the ending redeemable value of such investment according to the following formula:

        P(1+T)/to the nth power/ = ERV

        Where:  P=       A hypothetical initial payment of $1,000
                T=       Average annual total return
                n=       Number of years
                ERV=     Ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period

The Funds also may advertise non-standardized total return quotations, calculated in the same manner as the quotations stated above, except that the initial value used is the net asset value. Under this total return calculation, the average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund for the 12 months ended December 31, 1998 were 7.40%, 2.73%, 6.01%, (0.18)%, (12.76)% and 15.00%, respectively. Under this same calculation, the average annual total return quotations for the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund and the Growth & Income Fund for the 5 years ended December 31, 1998 were 6.61%, 13.20%, 5.49%, and 14.81%, respectively. Under this same calculation, the average annual total return quotations for these Funds for the 10 years ended December 31, 1998 were 8.86%, 13.87%, 7.61%, and 15.42%, respectively. In addition under the same calculation the average annual total return for the Capital Appreciation Fund and the Global Income Fund since their inception September 1, 1995 through December 31, 1998 are 12.65% and 7.15%, respectively.


                           DESCRIPTION OF THE COMPANY

The Company was incorporated in Maryland on April 27, 1987. Prior to October 1, 1997, the Company's name was Chubb Investment Funds, Inc. The Company is composed of six funds, five are open-end diversified management investment companies and one is a non-diversified company. The six funds are the Capital Appreciation Fund, Global Income Fund, Government Securities Fund, Growth and Income Fund, Tax-Exempt Fund and Total Return Fund. The Company issues a separate series of capital stock for each Fund. In the future, the Company may establish additional funds. Each share of capital stock when issued will be fully paid and non-assessable. Each share of capital stock issued with respect to a Fund has a pro rata interest in the assets of the Fund and is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Board of Directors. Each share of capital stock is entitled to one vote on all matters submitted to a vote of all shareholders of the Company, and fractional shares are entitled to a corresponding fractional vote. Shares of a particular Fund will be voted separately from shares of the other Funds on matters affecting only that Fund, including approval of the investment management agreements and changes in the fundamental investment objectives or restrictions of that Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are charged with the liabilities of that particular Fund and a proportionate share of the general liabilities of the Company based on the average net asset value of the respective Funds for each quarter. Shareholders of the Company will not be entitled to preemptive rights or cumulative voting rights. All shares may be redeemed at any time by the Company.

As a Maryland corporate entity, the Company is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Company is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the Act; (ii) changing fundamental investment objectives and restrictions of the Funds; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Company expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Company may remove a director.


                             ADDITIONAL INFORMATION

Custodian. Citibank, N.A., 111 Wall Street, New York City, New York 10043, acts
---------
as custodian of the Company's assets. Citibank is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Company and performing other administrative duties, all as directed by persons authorized by the Company. Citibank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Company. The Company, with respect to each Fund, may also appoint from time to time, with the approval of the Company's Board of Directors, qualified domestic sub-custodians for all the Funds and foreign sub-custodians qualified under Rule 17f-5 of the Act with respect to certain foreign securities which may be purchased by the Funds.

Independent Auditors. Ernst & Young L.L.P., 787 Seventh Avenue, New York, NY
--------------------
10019, has been selected as the independent auditors of the Company.

Counsel. Goodwin, Procter & Hoar, LLP, Exchange Place, Boston, Massachusetts
-------
02109, serves as counsel to the Company.

Transfer Agent.  The Company has contracted with DST Systems, Inc. ("DST"), 210
--------------
W. 10th St., 8th Floor, Kansas City, Missouri 64105, to act as its transfer agent, registrar, and dividend disbursing agent. DST will service shareholder accounts, and its duties will include: (i) effecting sales redemptions and exchanges of Company shares; (ii) distributing dividends and capital gains associated with Company accounts; and (iii) maintaining account records and responding to shareholder inquiries.

Name And Service Mark. The Chubb Corporation has in conjunction with its sale of
---------------------
Chubb Life to Jefferson-Pilot Corporation granted the Company the right to use the "Chubb" name and service mark.

Capital Stock
-------------

The authorized capital stock of the Company consists of 1,000,000,000 shares of common stock, par value $.01, which are divided into six series: Van Eck/Chubb Government Securities Fund, Van

Eck/Chubb Total Return Fund, Van Eck/Chubb Tax-Exempt Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Capital Appreciation Fund and Van Eck/Chubb Global Income Fund. Each Fund currently consists of 100,000,000 authorized shares. The Company has the right to issue additional shares without the consent of the shareholders, and may allocate its issued and reissued shares to new Funds or to one or more of the six existing Funds.

The assets received by the Company for the issuance or sale of shares of each Fund and all income, earnings, profits and proceeds thereof are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expense of such Fund. Any assets which are not clearly allocable to a particular Fund are allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

Chubb Life Insurance Company of New Hampshire, a wholly-owned subsidiary of the Jefferson-Pilot Corporation a North Carolina Corporation, provided the initial capital for the Company by purchasing shares of each of the original five Funds valued at $100,000 prior to the date shares of the Company were offered to the public. On July 1, 1991, Chubb Life Insurance Company of New Hampshire and Chubb Life Insurance Company of America were merged into an affiliate, The Volunteer State Life Insurance Company ("Volunteer"), which simultaneously changed its name to Chubb Life Insurance Company of America ("Chubb Life"). Chubb Life provided the initial investment for the Capital Appreciation Fund and the Global Income Fund by purchasing 10,000 shares of each Fund at a cost of $10.00 per share. Chubb Life was purchased by Jefferson Pilot Corporation in 1997 and changed its name to Jefferson Pilot Financial Insurance Company and is no longer affiliated with the Chubb Corporation or the Company. As of March 31, 1998, the Chubb Corporation (a New Jersey corporation), and its wholly-owned subsidiaries, Federal Insurance Company ("Federal Insurance") and Vigilant Insurance Company ("Vigilant Insurance"), together owned 54.43% of the outstanding shares of the Company.


                              FINANCIAL STATEMENTS

The financial statements contained in the Company's December 31, 1998 Annual Report to shareholders are incorporated herein by reference. The Annual Report is available at no charge upon written or telephone request to the Company at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

                                    APPENDIX


DESCRIPTION OF INVESTMENT RATINGS

MOODY'S -  BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

RATING REFINEMENTS. Moody's may apply numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."


MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S  - BOND RATINGS

A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.     Nature of and provisions of the obligations.

III. Protection afforded by, and relative position of, the obligations in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA.   Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA.    Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 Issues carrying this designation have a satisfactory capacity or timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Standard & Poor's rating categories with respect to certain municipal note issues with a maturity of less than 3 years are as follows:

SP-1. A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2.  A satisfactory capacity to pay principal and interest.

SP-3. A speculative capacity to pay principal and interest. Standard & Poor's may continue to rate note issues with a maturity greater than 3 years in accordance with the same rating scale currently employed for municipal bond ratings.

                                     PART C
                               OTHER INFORMATION

Item  24.  Financial Statements and Exhibits


           Filed as part of this Prospectus:
             Financial Highlights

       (a) Financial Statements
             The financial statements contained in the Company's December 31,
             1998
             Annual Report to shareholders are incorporated by reference in the Company's Statement Of Additional Information./9/


       (b) Exhibits


1.   a.    Amended and Restated Articles of Incorporation./2/

           b. Articles Supplementary to the Amended and Restated Articles of Incorporation./6/

           c. Articles Supplementary to the Amended and Restated Articles of Incorporation./8/

           d. Articles Supplementary to the Amended and Restated Articles of Incorporation.

2.   Amended and Restated By-Laws./4/

3.   Not applicable.

4.   a.  Specimen of Certificate of Stock of the Chubb Money
     Market Fund./1/

           b. Specimen of Certificate of Stock of the Chubb Government Securities Fund./1/

           c.  Specimen of Certificate of Stock of the Chubb Total Return
     Fund./1/

           d.  Specimen of Certificate of Stock of the Chubb Tax-Exempt Fund./1/

           e. Specimen of Certificate of Stock of the Chubb Growth and Income Fund./5/

           f. Specimen of Certificate of Stock of the Chubb Capital Appreciation Fund./8/

           g.  Specimen of Certificate of Stock of the Chubb Global Income
     Fund./8/

5. a. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market Fund./1/

           b. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market

       Fund./3/

       c. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund./l/

       d. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund./3/

       e. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund./l/

       f. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund./3/

       g. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund./l/

       h.  Technical Amendment to Investment Management Agreement between
       Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund./3/

       i. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth Fund, (now known as the Chubb Growth and Income Fund)./l/

       j. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth and Income Fund./3/

       k. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Capital Appreciation Fund./8/

       1. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Global Income Fund./8/

6. a. Fund Distribution Agreement between Van Eck/Chubb Funds, Inc. and Van Eck Securities Corporation.

         b.  Specimen Copy of Selling Group Agreement.

7.   Not applicable.

8. Custodial Services Agreement between Chubb Investment Funds, Inc. and Citibank, N.A./l/

9. a. Shareholder Services Agreement between Chubb Investment Funds, Inc. and Firstar Trust Company./7/

     b. Agreement for Waiver of Fees and Assumption of Expenses between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation, Chubb Asset Managers, Inc., Chubb Securities Corporation, and Chubb Life Insurance Company of New Hampshire./4/

10. Opinion and Consent of Counsel as to legality of the securities being registered./1/

         a. Opinion and Consent of Counsel as to legality of the securities being registered./8/

         b. Opinion and Consent of Counsel as to legality of the securities being registered - Class B Shares to be filed by amendment.



11.  Consent of Ernst & Young LLP.*

12.  Not applicable.


13. Stock Subscription Agreement between Chubb Investment Funds, Inc. and Chubb Life Insurance Company of America./1/


15. a. Rule 12b-1 Plan./1/
    b. Rule 12b-1 Plans for Class B Shares.


16.  Performance Calculation.


17.  Financial Data Schedules.*


19.  Consent of Freedman, Levy, Kroll & Simonds./1/











99.2 Stock Subscription Agreement between Chubb Investment Funds, Inc. and Chubb Life Insurance Company of America./10/





99.4 Diagram of Subsidiaries of The Chubb Corporation./10/


99.5 Price Make-up Sheet./10/

/1/ Incorporated by reference to earlier filing on September 17, 1987, SEC File No. 33-147367, to the exhibit number indicated on that Form N-lA Registration Statement.

/2/ Incorporated by reference to earlier filing on April 28, 1988, SEC File No. 33-147367, to the exhibit number indicated on that Form N-lA Registration Statement.

/3/ Incorporated by reference to earlier filing on April 17, 1989, SEC File No. 33-147367, to the exhibit number indicated on that Form N-lA Registration Statement.

/4/ Incorporated by reference to earlier filing on April 15, 1991, SEC File No. 33-14737, to the exhibit number indicated on that Form N-lA Registration Statement.

/5/ Incorporated by reference to earlier filing on April 22, 1992, SEC File No. 33-14737, to the exhibit number indicated on that Form N-1A Registration Statement.

/6/ Incorporated by reference to earlier filing on April 23, 1994, SEC File No. 33-14737, to the exhibit number indicated on that Form N1-A Registration Statement.

/7/ Incorporated by reference to earlier filing on April 17, 1995, SEC File No. 33-14737, to the exhibit number indicated on that Form N-lA Registration Statement.

/8/ Incorporated by reference to earlier filing on June 16, 1995, SEC File No. 33-14737, to the exhibit number indicated on that Form N-lA Registration Statement.


/9/ Incorporated by reference to Annual Report to Shareholders filed on March 2, 1998, SEC File No. 33-14737.


/10/ Incorporated by reference to earlier filing on April 23, 1997, SEC File No. 33-14737, to the exhibit number indicated on that Form N-1A Registration Statement.

*Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant No person is directly or indirectly controlled by Registrant.

The information in the Registrant's Statement of Additional Information dated April 1, 1996 relating to ownership by Chubb Life Insurance Company of America ("Chubb Life") and its affiliated companies of outstanding shares of the Company is incorporated herein by reference.

Chubb Life is a wholly-owned subsidiary of The Chubb Corporation, a New Jersey corporation. Chubb Asset Managers, Inc. ("Chubb Asset"), a Delaware corporation, which is the

Investment adviser to the Registrant, is a wholly-owned subsidiary of The Chubb Corporation. A diagram of the subsidiaries of The Chubb Corporation as previously filed is incorporated herein by reference.

Item 26.  Number of Holders of Securities

As of February 19, 1999.

                                                                                (2)
       (1)                                                                Number of
       Title of Class                                                Record Holders
       --------------                                                --------------
Van Eck/Chubb Government Securities Fund; $.01 par value - Class A          497
Van Eck/Chubb Total Return Fund; $.01 par value - Class A                  1850
Van Eck/Chubb Tax-Exempt Fund; $.01 par value - Class A                     522
Van Eck/Chubb Growth and Income Fund; $.01 par value - Class A             3642
Van Eck/Chubb Capital Appreciation Fund; $.01 par value - Class A           857
Van Eck/Chubb Global Income Fund; $.01 par value - Class A                 2701
Van Eck/Chubb Government Securities Fund Class B;                            18
Van Eck/Chubb Tax-Exempt Fund Class B;                                        9
Van Eck/Chubb Total Return Fund Class B                                      31
Van Eck/Chubb Growth and Income - Class B                                    61
Van Eck/Chubb Capital Appreciation Fund - Class B                            12
Van Eck/Chubb Global Income Fund - Class B                                    7

     Chubb Life is the successor-in-interest to Chubb Life Insurance Company of New Hampshire, which had provided the initial capital to the Company by purchasing 100,000 shares of the Money Market Fund and 10,000 shares each of the Government Securities Fund, the Total Return Fund, the Tax-Exempt Fund, the Growth and Income Fund, the Capital Appreciation Fund and the Global Income Fund, respectively.

Item 27.  Indemnification

Reference is made to Article VII, Section 10 of the Registrant's Amended and Restated Articles of Incorporation filed herein as Exhibit 1 to this Registration Statement and to Article V of the Registrant's By-Laws filed herein as Exhibit 2 to this Registration Statement. The Articles of Incorporation provide that neither an officer nor director of the Registrant will be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are
 (1) a final decision by a court or other-body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that he/she is not entitled to the indemnification) and one of three other conditions is satisfied:
(1) the director or officer provides security for his/her agreement to repay,
(2) the Registrant is insured against loss by reason of lawful advances, or '(3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification.

     The directors and officers are currently covered for liabilities incurred in their capacities as such directors and officers under the terms of a joint liability insurance policy. This policy also covers the directors and officers of Chubb Asset, Chubb Investment Advisory Corporation and Chubb America Fund, Inc. The policy also insures the Registrant, Chubb Asset, Chubb Investment Advisory Corporation and Chubb America Fund, Inc. for errors and omissions liabilities.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

     Chubb Asset was formed in 1986 and was not previously engaged in any business. It also serves as sub-investment manager for the Bond Portfolio, the Money Market Portfolio, and the Growth and Income Portfolio of Chubb America Fund, Inc.

     Reference is made to Form ADV of Chubb Asset (File No. 801 - 28901) as currently on file with the Securities and Exchange Commission, and to the caption "Management" in the Registrant's Prospectus and to the captions "The Distributor", "Investment Advisery Services" and "Directors and Officers" in the Registrant's Statement of Additional Information.

ITEM 29. Principal underwriter


(a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Worldwide Insurance Trust and Van Eck Funds.

(b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation:

NAME AND PRINCIPAL                          POSITION AND OFFICES                            POSITION AND OFFICE
BUSINESS ADDRESS                              WITH UNDERWRITER                                WITH REGISTRANT
------------------                          --------------------                            -------------------
John C. van Eck       Chairman and Direcor                                              Chairman and Director
 99 Park Avenue
 New York, NY 10016
Jan van Eck             President and Director                                          None
 99 Park Avenue
 New York, NY 10016
Sigrid S. van Eck     Vice President and Assistant Treasurer and Director               None
 575 Park Avenue
 NY, NY 10021
Fred M. van Eck       Director                                                          None
 99 Park Avenue
 New York, NY 10016
Derek van Eck         Director                                                          Vice President
 99 Park Avenue
 New York, NY 10016
Thomas Elwood         Vice President, General Counsel and Secretary                     Vice President and Secretary
 99 Park Avenue
 New York, NY 10016
Bruce J. Smith        Vice President and Chief Financial Officer, Treasurer, Controller  Vice President and Treasurer
 99 Park Avenue
 New York, NY 10016
Susan C. Lashley      Managing Director, Operations                                     Vice President
 99 Park Avenue
 New York, NY 10016
Keith Fletcher        Senior Managing Director                                          None
 99 Park Avenue
 New York, NY 10016
Robin Kunhardt        Director, Product Management                                      None
 99 Park Avenue
 New York, NY 10016

(c) Not Applicable

Item 30.  Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by
Section 31(a) of the Investment Company Act for the Registrant. These records include records relating to activities of these entities required to be maintained under Rules 31a-1 and 31a-2 of the Investment Company Act, records relating to applicable federal and state tax laws, and records under any other law or administrative rules or procedures applicable to the Registrant. The services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the

Investment Company Act and such records will be surrendered promptly on request:

Citibank, N.A., 111 Wall Street, New York, New York 10043 (records relating to activities of the custodian and any subcustodian); Chubb Asset Managers, Inc., 15 Mountain View Road, Warren, New Jersey 07061 (records relating to activities of the investment adviser); Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016 (records relating to activities of the Distributor); Firstar Trust Company 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207 (records relating to the activities of the Transfer Agent), Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016 (records relating to activities of the Administrator); and Chubb Investment Advisory Corporation, One Granite Place, Concord, New Hampshire 03301 (certain books and records not maintained by the Company's Custodian, investment adviser, Distributor, Transfer Agent or Administrator).

Item 31.  Management Services

     Not applicable

Item 32.  Undertakings

     Not applicable.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 22nd day of February, 1999.


                                    VAN ECK/CHUBB FUNDS, INC.


                                    By: /s/ Michael O' Reilly
                                        ----------------------------------
                                        Michael O' Reilly


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Signature                       Title                      Date

/s/ Michael O' Reilly
_____________________     President, Director              2/22/99
Michael O' Reilly

/s/ John C. Van Eck       Chairman and                     2/22/99
_____________________     Director
John C. Van Eck

/s/ Bruce J. Smith
___________________       Chief Financial Officer          2/22/99
Bruce J. Smith

/s/ Jeremy Biggs
__________________        Director                         2/22/99
Jeremy Biggs

/s/ Wesley G. McCain
___________________       Director                         2/22/99
Wesley G. McCain

/s/ David J. Olderman
___________________       Director                         2/22/99
David J. Olderman

                                 Exhibit Index
                                 -------------


Exhibit No.                  Item
-----------                  ----
Exhibit 11           Consent of Coopers & Lybrand L.L.P.

Exhibit 17           Financial Data Schedule